(NORTH TRACK LOGO)
SHARPEN YOUR FOCUS

ANNUAL REPORT
TO SHAREHOLDERS

October 31, 2001

PROSPECTUS SUPPLEMENT ENCLOSED

> TAX-EXEMPT FUND
> GOVERNMENT FUND
> S&P 100 PLUS FUND
> ACHIEVERS FUND
> PSE TECH 100 FUND
> MANAGED GROWTH FUND

PERFORMANCE SUMMARY (Unaudited)
Data as of October 31, 2001

                           FUND INFORMATION             ANNUALIZED TOTAL RETURNS AT NAV           ANNUALIZED TOTAL RETURNS WITH
                                                                                                  SALES CHARGE*<F1>
                           ---------------------------  ---------------------------------------   -------------------------------
                           NASDAQ            INCEPTION  10 YEAR/    5        3      1             10 YEAR/     5       3       1
                           SYMBOL  CUSIP     DATE       INCEPTION  YEAR    YEAR    YEAR     YTD   INCEPTION   YEAR   YEAR    YEAR
                           ------  -----     ---------  ---------  ----    ----    ----     ---   ---------   ----   ----    ----
EQUITY INDEX FUNDS
PSETECH 100 INDEX FUND (A) PPTIX   663038875 6/10/96     19.69%   21.39%  17.80%  -38.98%  -27.06%  18.50%   20.09% 15.70%  -42.18%
PSETECH 100 INDEX FUND (B) PSEBX   663038834 7/27/98     15.84%     -     16.95%  -39.41%  -27.46%  15.18%     -    15.96%  -41.84%
PSETECH 100 INDEX FUND (C) PTICX   663038826 5/8/00     -32.12%     -       -     -39.41%  -27.47% -32.95%     -      -     -40.50%
S&P100 PLUS FUND (A)       PPSPX   663038305 12/20/85    12.19%** 10.09%   0.89%  -27.75%  -21.02%  11.59%**  8.91% -0.91%  -31.55%
                                                               <F2>                                      <F2>
S&P100 PLUS FUND (B)       PSUBX   663038503 7/27/98     -1.33%     -      0.15%  -28.29%  -21.50%  -2.20%     -    -1.14%  -31.82%
S&P100 PLUS FUND (C)       SPPCX   663038743 5/8/00     -21.09%     -       -     -28.24%  -21.44% -22.15%     -      -     -29.66%
EQUITY FUNDS
ACHIEVERS FUND (A)         PDAPX   663038404 1/2/87       6.99%**  3.28%  -6.58%  -37.21%  -31.88%   6.42%**  2.17% -8.24%  -40.51%
                                                              <F2>                                       <F2>
ACHIEVERS FUND (B)         PDABX   663038602 7/27/98     -8.06%     -     -7.17%  -37.67%  -32.27%  -8.91%     -    -8.10%  -40.56%
ACHIEVERS FUND (C)         DAPCX   663038784 5/8/00     -27.78%     -       -     -37.67%  -32.31% -28.72%     -      -     -38.87%
MANAGED GROWTH FUND (A)    PNMAX   663038701 1/4/99       1.91%     -       -     -20.44%  -17.12%  -0.01%     -      -     -24.61%
MANAGED GROWTH FUND (B)    PNMBX   663038859 1/4/99       1.26%     -       -     -20.98%  -17.58%  -0.14%     -      -     -24.93%
MANAGED GROWTH FUND (C)    MGPCX   663038842 5/8/00      -2.19%     -       -     -20.73%  -17.35%  -3.52%     -      -     -22.31%
FIXED-INCOME FUNDS
GOVERNMENT FUND (A)        PRPGX   663038206 12/20/85     6.67%**  6.64%   5.18%   12.21%    8.05%   6.29%**  5.88%  3.94%    8.29%
                                                              <F2>                                       <F2>
GOVERNMENT FUND (C)        GVTCX   663038800 5/8/00      11.68%     -       -      11.47%    7.44%  10.28%     -      -       9.41%
TAX-EXEMPT FUND (A only)   PPTEX   663038107 7/19/84      6.19%**  5.02%   3.48%   10.96%    5.88%   5.81%**  4.27%  2.26%    7.08%
                                                              <F2>                                       <F2>

 PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. This material may not be used in conjunction with the offering of securities unless preceded or accompanied by a current prospectus for each fund listed in the chart. Total returns include the reinvestment of all dividends and capital gains for each of the funds. Tax-exempt funds may be subject to AMTtaxes and state and local taxes may apply. Securities of small and mid-sized companies may be more volatile than securities issues by larger companies. Investments in a single industry may involve greater risks and price volatility.

 *<F1> The equity fund's Class A shares maximum sales charge is 5.25%. The equity fund Class B shares are subject to a Contingent Deferred Sales Charge
 (CDSC). The CDSC declines from 5.00% to 0.00% over a six-year period. Class B shares automatically convert to Class A shares after eight years. The Class A shares maximum sales charge for the Government and the Tax-Exempt Funds is 3.50%. Class C shares are available for all equity funds and the Government Fund. Class C shares have a 1.00% sales charge and a 1.00% CDSC within 18 months. Class C shares do not convert to other share classes.

 **<F2> Performance is for the 10-year period and not from the fund's inception date.

 In the past the Advisor waived a portion of the advisory fees for the S&P100 Plus, Achievers, PSETech 100 Index, Government, Managed Growth and Tax-Exempt Funds. Without such subsidy, the total return would have been less. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares.

 SHARES OF THE GOVERNMENT FUND ARE NOT GUARANTEED OR INSURED BY THE UNITED STATES GOVERNMENT.

 "Standard & Poor's," "S&P," "S&P100" and Standard & Poor's 100" are trademarks of McGraw-Hill, Inc. and "PSE" is the service mark of the Pacific Exchange Incorporated. These marks have been licensed for use by the licensee. These organizationsdo not sponsor, endorse, sell or promote these funds and make no representation regarding the advisability of investing in these funds. B.C. Ziegler and Company distributor. Member SIPC.

NOT FDIC INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

                            NORTH TRACK FUNDS, INC.

                       SUPPLEMENT DATED DECEMBER 11, 2001
                       TO PROSPECTUS DATED MARCH 1, 2001

PROPOSED REORGANIZATION OF ACHIEVERS FUND INTO S&P 100 PLUS FUND

On December 10, 2001, the Board of Directors of North Track Funds, Inc. unanimously approved a plan of reorganization (the "Plan") for the Achievers Fund. Under the Plan, the Achievers Fund would transfer substantially all of its net assets to the S&P 100 Plus Fund, another series of North Track Funds. The investment objective of the S&P 100 Plus Fund is to obtain a total return from dividends and capital gains which, before deducting the Fund's operating expenses, exceeds the total return of the S&P 100 Index. In the transaction, shareholders of the Achievers Fund would receive, in exchange for their Achievers Fund shares, a number of shares of the S&P 100 Plus Fund having an aggregate net asset value equal to the aggregate value of the Achievers Fund assets transferred in connection with the transaction. The class(es) of shares of the S&P 100 Plus Fund to be received by each shareholder in the transaction would correspond to the class(es) of shares of the Achievers Fund held by that shareholder. It is expected that the value of each Achievers Fund shareholder's account in the S&P 100 Plus Fund immediately after the transaction would be the same as the value of that shareholder's account in the Achievers Fund immediately before the transaction. The transaction would be structured to qualify as a tax-free reorganization for federal income tax purposes, meaning that shareholders would not recognize any taxable gain or loss on the exchange of their shares. Completion of the transaction is subject to normal and customary conditions, including the approval of the shareholders of the Achievers Fund at a special meeting currently scheduled for April 2002. It is anticipated that in early March 2002 shareholders would receive a separate proxy statement/prospectus in connection with the special meeting.

                            NORTH TRACK FUNDS, INC.
                               PRESIDENT'S LETTER
                         ANNUAL REPORT TO SHAREHOLDERS
                                OCTOBER 31, 2001

                                                               December 20, 2001

DEAR SHAREHOLDER:

I am pleased to provide you with this year's annual report of the North Track Fund Family. As we began our fiscal year in November 2000, we had high expectations of a moderate investment climate, continued interest in a broad range of equity products and optimism towards the future of our economy. The lessons we all learned in the marketplace during the past year highlighted once again the pressing need to persist in a long-term financial plan with core investment principles as the rock on which to build.

Our switch to the North Track name during March of 2001 also marked our strengthened objective to focus on the products and styles that distinguish us. In line with this objective, we created the Dow Jones U.S. Health Care 100 Plus Fund and the Dow Jones U.S. Financial 100 Plus Fund. These new Funds augment our already successful PSE Tech 100 Index Fund. I am pleased to report that our efforts and the recognition of the legitimacy of our concept by the investment community enabled us to raise over $25 million in these two Funds in a relatively short period of time, despite a strong move by investors and advisors into money market and fixed income funds.

As you continue to work with our fund family, you will see the recurring theme of indexed or indexed-like products as our centerpiece. The PSE Tech 100 Fund received a good deal of press and attention during the year, including many articles describing the strength of the concept of the index on which we patterned the Fund. As a complement to our indexing focus, our Managed Growth Fund will reach its third anniversary in January 2002, and now exceeds $25 million in assets.

Additionally, we were pleased with the very small outflow we experienced in the middle part of the year. In fact we achieved a net cash inflow for the entire year, notwithstanding uncertain and adverse market conditions. We believe our success in these difficult times is due to the strength of the financial professionals with whom we work and the long-term outlook they emphasize with each of you, the investors. We are pleased with their focus on keeping their client's best interests in mind, and have engaged them in many discussions about the virtues of patience in a difficult marketplace.

On December 10, 2001, your board of directors approved a plan of reorganization providing for the consolidation of the Achievers Fund into the S&P 100 Plus Fund. If shareholders of the Achievers Fund approve the re-organization, the assets of the Achievers Fund will be consolidated with those of the S&P 100 Plus Fund, and shareholders of the Achievers Fund will receive shares of the S&P 100 Plus Fund with an aggregate dollar value equal to the dollar value of their shares of the Achievers Fund. The transaction is structured as a tax-free reorganization, meaning that shareholders of the Achievers Fund would maintain their cost basis on the exchange of their shares of the Achievers Fund for shares of the S&P 100 Plus Fund. A copy of a Prospectus Supplement describing this action accompanies the enclosed Annual Report. Proxy materials describing in detail the rationale and benefits of this proposed reorganization shortly will be prepared and circulated to shareholders of the Achievers Fund to solicit their approval of the reorganization.

As with everyone else in the country, we were shocked as the events surrounding September 11th unfolded. Just like our great country, we began a series of events, which included first verifying the safety and well being of our most valuable assets, namely our employees, and then contacting the partners with whom we work to assess their situations. We satisfied ourselves that all of our vendors and service providers were operational and experienced no significant problems as a result of these horrific events. My recent trip to New York City reminded me how devastating these events were, and how they have reshaped our thoughts and ideals, our long-term view of investing and, most importantly, our values and priorities in life. Our company is committed to returning to a new normalcy and to revel in even small successes going forward, whether they are professional or personal.

Finally, I want to thank Dr. Richard H. Aster and Augustine J. English for the wisdom and guidance they have shown our shareholders since our fund family's creation in 1984. As two of our founding directors, their commitment and diligence have served the shareholders interests extremely well.

I invite you to read our management commentary about each Fund and our specific thoughts about the economy. We look forward to your continued interest and participation in North Track.

Very truly yours,

/s/Robert J. Tuszynski

Robert J. Tuszynski
President and CEO

PSE is the service mark of the Pacific Exchange Incorporated. Dow Jones is a service mark of Dow Jones and Company. These service marks have been licensed for use by the licensee. These funds are not sponsored, endorsed, sold or promoted by these organizations, and they make no representation regarding the advisability of investing in the funds. B.C. Ziegler and Company distributor. Member SIPC.

This report contains information for existing shareholders of North Track Funds, Inc. It does not constitute an offer to sell. If an investor wishes to receive more information about the funds, the investor should obtain a prospectus, which includes a discussion of each fund's investment objective and all sales charges and expenses of the relevant fund(s).

NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this semiannual report for North Track Funds, Inc., the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform act of 1995. These include any advisor, sub-advisor and/or fund manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's and any sub-advisor's or fund manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor, any sub-advisor or fund manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially as compared to benchmarks associated with the particular Fund.

TAX-EXEMPT FUND

  The graph below compares the change in value of a $10,000 investment in the Tax-Exempt Fund with the Lehman 20-Year Municipal Bond Index. The graph reflects a deduction from the amount invested for the applicable sales charge.

    Date     North Track Tax-Exempt Fund   Lehman 20-Year Municipal Bond Index
    ----     ---------------------------   -----------------------------------
  10/31/91              $9,645                            $10,000
  11/30/91              $9,671                            $10,028
  12/31/91              $9,790                            $10,244
   1/31/92              $9,851                            $10,268
   2/29/92              $9,843                            $10,271
   3/31/92              $9,880                            $10,275
   4/30/92              $9,989                            $10,366
   5/31/92             $10,108                            $10,488
   6/30/92             $10,239                            $10,664
   7/31/92             $10,610                            $10,984
   8/31/92             $10,456                            $10,876
   9/30/92             $10,481                            $10,947
  10/30/92             $10,325                            $10,840
  11/30/92             $10,558                            $11,034
  12/31/92             $10,634                            $11,147
   1/31/93             $10,833                            $11,276
   2/28/93             $11,277                            $11,684
   3/31/93             $11,167                            $11,560
   4/30/93             $11,293                            $11,677
   5/31/93             $11,357                            $11,742
   6/30/93             $11,545                            $11,938
   7/31/93             $11,569                            $11,954
   8/31/93             $11,821                            $12,203
   9/30/93             $11,985                            $12,342
  10/30/93             $12,008                            $12,365
  11/30/93             $11,890                            $12,256
  12/31/93             $12,157                            $12,515
   1/31/94             $12,310                            $12,673
   2/28/94             $11,957                            $12,294
   3/31/94             $11,407                            $11,646
   4/30/94             $11,509                            $11,741
   5/31/94             $11,611                            $11,880
   6/30/94             $11,528                            $11,761
   7/31/94             $11,762                            $12,030
   8/31/94             $11,785                            $12,064
   9/30/94             $11,595                            $11,823
  10/31/94             $11,338                            $11,511
  11/30/94             $11,092                            $11,242
  12/31/94             $11,377                            $11,595
   1/31/95             $11,770                            $12,048
   2/28/95             $12,138                            $12,485
   3/31/95             $12,272                            $12,627
   4/30/95             $12,281                            $12,624
   5/31/95             $12,720                            $13,100
   6/30/95             $12,535                            $12,898
   7/31/95             $12,601                            $12,965
   8/31/95             $12,777                            $13,143
   9/30/95             $12,856                            $13,247
  10/31/95             $13,077                            $13,529
  11/30/95             $13,285                            $13,828
  12/31/95             $13,430                            $14,022
   1/31/96             $13,495                            $14,094
   2/29/96             $13,388                            $13,933
   3/31/96             $13,209                            $13,710
   4/30/96             $13,159                            $13,655
   5/31/96             $13,154                            $13,671
   6/30/96             $13,323                            $13,864
   7/31/96             $13,419                            $14,000
   8/31/96             $13,382                            $13,978
   9/30/96             $13,625                            $14,260
  10/31/96             $13,767                            $14,431
  11/30/96             $14,028                            $14,733
  12/31/96             $13,935                            $14,646
   1/31/97             $13,913                            $14,631
   2/28/97             $14,027                            $14,788
   3/31/97             $13,748                            $14,556
   4/30/97             $13,907                            $14,718
   5/31/97             $14,141                            $14,983
   6/30/97             $14,301                            $15,172
   7/31/97             $14,844                            $15,682
   8/31/97             $14,556                            $15,489
   9/30/97             $14,777                            $15,703
  10/31/97             $14,875                            $15,818
  11/30/97             $14,973                            $15,946
  12/31/97             $15,245                            $16,236
   1/31/98             $15,393                            $16,418
   2/28/98             $15,316                            $16,429
   3/31/98             $15,253                            $16,452
   4/30/98             $15,123                            $16,368
   5/31/98             $15,466                            $16,664
   6/30/98             $15,485                            $16,739
   7/31/98             $15,486                            $16,774
   8/31/98             $15,798                            $17,064
   9/30/98             $15,998                            $17,305
  10/31/98             $15,867                            $17,250
  11/30/98             $15,915                            $17,329
  12/31/98             $15,895                            $17,367
   1/31/99             $16,085                            $17,553
   2/28/99             $15,929                            $17,479
   3/31/99             $15,962                            $17,540
   4/30/99             $15,978                            $17,587
   5/31/99             $15,784                            $17,455
   6/30/99             $15,433                            $17,172
   7/31/99             $15,414                            $17,193
   8/31/99             $15,095                            $16,916
   9/30/99             $14,989                            $16,862
  10/31/99             $14,635                            $16,513
  11/30/99             $14,848                            $16,759
  12/31/99             $14,634                            $16,555
   1/31/00             $14,471                            $16,439
   2/29/00             $14,683                            $16,753
   3/31/00             $15,094                            $17,294
   4/30/00             $14,963                            $17,130
   5/31/00             $14,833                            $16,995
   6/30/00             $15,268                            $17,554
   7/31/00             $15,523                            $17,856
   8/31/00             $15,796                            $18,199
   9/30/00             $15,626                            $18,052
  10/31/00             $15,846                            $18,301
  11/30/00             $16,013                            $18,499
  12/31/00             $16,607                            $19,078
   1/31/01             $16,677                            $19,175
   2/28/01             $16,673                            $19,244
   3/31/01             $16,835                            $19,444
   4/30/01             $16,509                            $19,160
   5/31/01             $16,698                            $19,396
   6/30/01             $16,849                            $19,559
   7/31/01             $17,155                            $19,905
   8/31/01             $17,458                            $20,265
   9/30/01             $17,319                            $20,105
  10/31/01             $17,583                            $20,372

Past performance is not predictive of future performance.

                          AVERAGE ANNUAL TOTAL RETURN

                           1-Year              5-Year             10-Year
                           ------              ------             -------
Tax-Exempt:
  Class A                  7.08%               4.27%               5.81%

 - Reflects 3.5% maximum sales charge.

The Lehman 20-Year Municipal Bond Index is a broad-based index containing more than 4,000 issues with maturities ranging from two to 30 years. The issues comprising the Index are those completed within the last five years with a total issue size of $50 million or more. The average quality rating is "AA." The performance of the Index does not include sales charges or other fees you would pay if you attempted to replicate the Index.

FISCAL YEAR IN REVIEW

  Even before the events of September 11, actions by the Federal Reserve Board and continued strong levels of issuance were driving down yields on municipals. In addition, the continued decline of the equity market during the year led a push into fixed income products, including municipals, which appeared attractive when compared to other taxable products. This attractiveness was reflected by municipals being relatively cheap compared to U.S. Treasuries across all maturity ranges.

  During the fiscal year ended October 31, 2001, the overall municipal market was able to withstand several credit shocks and still post a double-digit rate of total return. These credit issues included continued concerns in the health care and electric utility (mainly California) sectors and major uncertainties surrounding airlines and airports.

  Over the twelve months ended October 31, 2001, the North Track Tax-Exempt Fund provided a total return of 10.96%. This compares favorably to the Lehman Municipal Index results of 10.51% during the same period. The longer average maturity of the Fund contributed to its return as the 20-year and longer maturity segments of the municipal market produced the highest returns.

  The Fund continues to favor higher quality issues, with roughly 75% of its assets in securities rated "AAA." The remainder of the investments carry a "AA" rating. In addition, 100% of the Fund's income is exempt from the Alternative Minimum Tax at this time.

  The December/January period has historically been the best performing two-month interval over the past ten years, so looking ahead we continue to believe that the market will favor longer maturities through the first half of 2002.

GOVERNMENT FUND

  The graph below compares the change in value of a $10,000 investment in the Government Fund Class A Shares with the Lehman Intermediate Government Bond Index and the Lehman Intermediate Treasury Index. The graph reflects a deduction from the amount invested for the applicable sales charge.

               North Track        Lehman Intermediate      Lehman Intermediate
   Date      Government Fund     Government Bond Index       Treasury Index
   ----      ---------------     ---------------------       --------------
 10/31/91          $9,649                $10,000                 $10,000
 11/30/91          $9,763                $10,117                 $10,117
 12/31/91         $10,105                $10,363                 $10,369
  1/31/92          $9,896                $10,264                 $10,264
  2/29/92          $9,926                $10,296                 $10,296
  3/31/92          $9,837                $10,255                 $10,254
  4/30/92          $9,906                $10,501                 $10,346
  5/31/92         $10,104                $10,347                 $10,500
  6/30/92         $10,282                $10,652                 $10,652
  7/31/92         $10,579                $10,857                 $10,860
  8/31/92         $10,693                $10,968                 $10,973
  9/30/92         $10,883                $11,119                 $11,128
 10/30/92         $10,689                $10,986                 $10,991
 11/30/92         $10,618                $10,941                 $10,944
 12/31/92         $10,792                $11,082                 $11,087
  1/31/93         $11,056                $11,288                 $11,295
  2/28/93         $11,298                $11,466                 $11,463
  3/31/93         $11,338                $11,508                 $11,504
  4/30/93         $11,432                $11,598                 $11,595
  5/31/93         $11,400                $11,567                 $11,561
  6/30/93         $11,668                $11,735                 $11,731
  7/31/93         $11,685                $11,758                 $11,753
  8/31/93         $11,933                $11,933                 $11,930
  9/30/93         $11,994                $11,982                 $11,979
 10/30/93         $12,019                $12,011                 $12,008
 11/30/93         $11,855                $11,952                 $11,948
 12/31/93         $11,905                $12,001                 $11,997
  1/31/94         $12,062                $12,120                 $12,116
  2/28/94         $11,773                $11,954                 $11,946
  3/31/94         $11,461                $11,779                 $11,678
  4/30/94         $11,353                $11,702                 $11,603
  5/31/94         $11,342                $11,710                 $11,611
  6/30/94         $11,306                $11,712                 $11,613
  7/31/94         $11,492                $11,865                 $11,764
  8/31/94         $11,518                $11,899                 $11,798
  9/30/94         $11,332                $11,800                 $11,701
 10/31/94         $11,320                $11,802                 $11,705
 11/30/94         $11,245                $11,750                 $11,651
 12/31/94         $11,260                $11,789                 $11,688
  1/31/95         $11,454                $11,981                 $11,877
  2/28/95         $11,719                $12,212                 $12,104
  3/31/95         $11,773                $12,279                 $12,171
  4/30/95         $11,919                $12,421                 $12,311
  5/31/95         $12,338                $12,771                 $12,658
  6/30/95         $12,415                $12,853                 $12,742
  7/31/95         $12,401                $12,859                 $12,747
  8/31/95         $12,532                $12,964                 $12,849
  9/30/95         $12,626                $13,051                 $12,935
 10/31/95         $12,787                $13,195                 $13,080
 11/30/95         $12,961                $13,356                 $13,240
 12/31/95         $13,100                $13,488                 $13,372
  1/31/96         $13,173                $13,623                 $13,487
  2/29/96         $12,970                $13,479                 $13,343
  3/31/96         $12,865                $13,417                 $13,278
  4/30/96         $12,802                $13,378                 $13,239
  5/31/96         $12,765                $13,371                 $13,232
  6/30/96         $12,910                $13,507                 $13,363
  7/31/96         $12,929                $13,549                 $13,403
  8/31/96         $12,907                $13,564                 $13,420
  9/30/96         $13,097                $13,739                 $13,592
 10/31/96         $13,346                $13,964                 $13,815
 11/30/96         $13,567                $14,133                 $13,981
 12/31/96         $13,398                $14,057                 $13,906
  1/31/97         $13,418                $14,110                 $13,957
  2/28/97         $13,436                $14,133                 $13,978
  3/31/97         $13,249                $14,052                 $13,896
  4/30/97         $13,431                $14,211                 $14,052
  5/31/97         $13,527                $14,322                 $14,162
  6/30/97         $13,668                $14,445                 $14,282
  7/31/97         $14,051                $14,711                 $14,549
  8/31/97         $13,888                $14,655                 $14,491
  9/30/97         $14,091                $14,815                 $14,649
 10/31/97         $14,309                $14,988                 $14,820
 11/30/97         $14,326                $15,021                 $14,854
 12/31/97         $14,483                $15,143                 $14,976
  1/31/98         $14,716                $15,340                 $15,177
  2/28/98         $14,640                $15,323                 $15,157
  3/31/98         $14,666                $15,371                 $15,202
  4/30/98         $14,723                $15,445                 $15,273
  5/31/98         $14,845                $15,558                 $15,378
  6/30/98         $14,949                $15,662                 $15,481
  7/31/98         $14,977                $15,722                 $15,541
  8/31/98         $15,375                $16,019                 $15,849
  9/30/98         $15,887                $16,392                 $16,231
 10/31/98         $15,816                $16,420                 $16,263
 11/30/98         $15,759                $16,369                 $16,203
 12/31/98         $15,800                $16,433                 $16,265
  1/31/99         $15,875                $16,507                 $16,337
  2/28/99         $15,534                $16,264                 $16,098
  3/31/99         $15,614                $16,371                 $16,204
  4/30/99         $15,660                $16,415                 $16,249
  5/31/99         $15,452                $16,315                 $16,145
  6/30/99         $15,413                $16,339                 $16,174
  7/31/99         $15,360                $16,341                 $16,189
  8/31/99         $15,358                $16,364                 $16,221
  9/30/99         $15,526                $16,505                 $16,348
 10/31/99         $15,532                $16,538                 $16,369
 11/30/99         $15,494                $16,550                 $16,376
 12/31/99         $15,384                $16,499                 $16,330
  1/31/00         $15,291                $16,443                 $16,286
  2/29/00         $15,422                $16,579                 $16,413
  3/31/00         $15,711                $16,768                 $16,621
  4/30/00         $15,657                $16,761                 $16,609
  5/31/00         $15,695                $16,806                 $16,679
  6/30/00         $15,929                $17,073                 $16,919
  7/31/00         $16,039                $17,186                 $17,032
  8/31/00         $16,259                $17,378                 $17,209
  9/30/00         $16,273                $17,529                 $17,342
 10/31/00         $16,399                $17,650                 $17,456
 11/30/00         $16,724                $17,909                 $17,709
 12/31/00         $17,032                $18,224                 $18,003
  1/31/01         $17,134                $18,466                 $18,215
  2/28/01         $17,321                $18,636                 $18,383
  3/31/01         $17,402                $18,770                 $18,528
  4/30/01         $17,331                $18,710                 $18,454
  5/31/01         $17,369                $18,787                 $18,530
  6/30/01         $17,422                $18,847                 $18,597
  7/31/01         $17,704                $19,199                 $18,934
  8/31/01         $17,835                $19,370                 $19,099
  9/30/01         $18,156                $19,785                 $19,494
 10/31/01         $18,403                $20,094                 $19,790

  Past performance is not predictive of future performance.

                          AVERAGE ANNUAL TOTAL RETURN

                           1-Year              5-Year             10-Year
                           ------              ------             -------
Government:
  Class A                  8.29%               5.88%               6.29%

 - Reflects 3.5% maximum sales charge.
 - Results for other share classes can be found on the inside front cover.

The Lehman Intermediate Government Bond Index is an unmanaged market value weighted index with an average maturity of approximately 4.1 years. The index consists of U.S. Treasury and Agency securities. The index does not contain any sales charge, expenses or other fees that you would incur if you attempted to replicate the Index.

The Lehman Intermediate Treasury Index is an unmanaged market value weighted index with an average maturity of approximately 3.9 years, consisting of U.S. Treasury securities. The index does not contain any sales charge, expenses or other fees that you would incur if you attempted to replicate the Index. The advisor believes that this index, being comprised of U.S. Treasury securities is the more appropriate benchmark for the Government Fund given the Fund composition of primarily U.S. Treasury securities.

FISCAL YEAR IN REVIEW

  With the start of the first quarter of fiscal year 2001, the economy appeared to be slowing and the need for the Federal Reserve tightening fading. Some pundits expressed that the slowdown was only seasonal and that the economy would begin to strengthen; however, the effect of the slowdown proved to be longer lasting. As such, the Federal Reserve was forced to reverse gears between the November and December 2000 policy meetings. The December meeting adjourned with confirmation that the economic risks had shifted and were "weighted mainly toward conditions that may generate economic weakness in the foreseeable future" -- a stance that had not been expressed in over two years. By the end of December the economy was showing such signs of weakness that the Federal Reserve made a 50 basis point inter-meeting interest rate cut on January 3rd and another 50 basis points on January 31st -- leaving Fed Funds at 5.50%. Over the first quarter, the Treasury market rallied across all maturity sectors with the biggest yield gains within the short-term sector of the curve. The two-year note rallied 134 basis points to end the quarter at 4.57%, whereas the 30-year bond rallied 28 basis points to end the quarter at 5.50%. During this period, the Government Fund was repositioning to shorten the overall duration of the Fund with specific selections in the shorter end of the curve.

  Throughout the second quarter, the economic growth continued to show signs of weakness and instability. Over this period the Federal Reserve met twice and cut interest rates at each meeting by 50 basis points. With Fed Funds at 4.50%, the fixed income market began to anticipate economic growth by the end of the fall. The actions of the Fed and expectations of growth by fall caused the yield curve to steepen over the second quarter. The two-year note rallied 30 basis points to a yield of 4.27%. The 30-year bond sold off 29 basis points to a yield of 5.79%. The Government Fund continued to maintain its shorter duration as economic weakness and an accommodative Federal Reserve fueled the markets.

  The third quarter of the fiscal year marked a break in the Federal Reserve's pattern of 50 basis points easings. The Fed eased 50 basis points at the May meeting but eased 25 basis points at the June meeting -- reducing the Fed Funds rate to 3.75%. The catalyst for the change: the economic data remained weak, however the rate of change among economic indicators was slowing. Thus, the economy was forming a bottom and expectations of stronger growth by year-end emerged. Again, the Treasury market continued to rally with the yield curve continuing to steepen. The two-year note rallied 48 basis points to a yield of 3.79% and the 30-year bond rallied 27 basis points to a yield of 5.52%.

  The fourth quarter began with another 25 basis points easing in August. However, the exogenous shock of terrorist attacks in New York and Washington sent the financial markets into a flight-to-quality and vaporized any expectations for any economic recovery within 2001. In response, the Fed conducted a 50 basis points inter-meeting easing on September 17th and followed up with another 50 basis point easing at the end of their October meeting. By the end of the fiscal year, the Fed Funds rate stood at 2.50%, a reduction of 400 basis points from the beginning of the fiscal year. With the financial markets and the economy trying to find focus after the attacks, the Treasury market continued its rally and yield curve steepening. The two-year note rallied 137 basis points to yield 2.42% and the 30-year rallied 65 basis points to yield 4.87%. Over the quarter, the Government Fund continued its strategic asset allocation of holding a large percentage in short and intermediate Treasury securities.

S&P 100 PLUS FUND

  The graph below compares the change in value of a $10,000 investment in the S&P 100 Plus Fund Class A Shares with the S&P 100 Index. The graph reflects a deduction from the amount invested for the applicable sales charge.

     Date          North Track S&P 100 Plus Fund          S&P 100 Index
     ----          -----------------------------          -------------
   10/31/91                    $9,477                        $10,000
   11/30/91                    $9,071                         $9,600
   12/31/91                   $10,046                        $10,546
    1/31/92                    $9,897                        $10,408
    2/29/92                   $10,053                        $10,578
    3/31/92                    $9,878                        $10,406
    4/30/92                   $10,183                        $10,742
    5/31/92                   $10,247                        $10,818
    6/30/92                   $10,071                        $10,655
    7/31/92                   $10,413                        $10,997
    8/31/92                   $10,135                        $10,723
    9/30/92                   $10,173                        $10,746
   10/30/92                   $10,137                        $10,709
   11/30/92                   $10,459                        $11,039
   12/31/92                   $10,565                        $11,173
    1/31/93                   $10,694                        $11,324
    2/28/93                   $10,882                        $11,536
    3/31/93                   $11,080                        $11,756
    4/30/93                   $10,868                        $11,558
    5/31/93                   $11,171                        $11,897
    6/30/93                   $11,159                        $11,902
    7/31/93                   $11,076                        $11,845
    8/31/93                   $11,493                        $12,284
    9/30/93                   $11,342                        $12,122
   10/30/93                   $11,525                        $12,320
   11/30/93                   $11,472                        $12,293
   12/31/93                   $11,591                        $12,498
    1/31/94                   $12,030                        $12,984
    2/28/94                   $11,729                        $12,679
    3/31/94                   $11,148                        $12,082
    4/30/94                   $11,233                        $12,173
    5/31/94                   $11,488                        $12,475
    6/30/94                   $11,145                        $12,107
    7/31/94                   $11,534                        $12,556
    8/31/94                   $11,891                        $12,967
    9/30/94                   $11,666                        $12,717
   10/31/94                   $11,923                        $13,020
   11/30/94                   $11,518                        $12,581
   12/31/94                   $11,720                        $12,826
    1/31/95                   $11,931                        $13,079
    2/28/95                   $12,457                        $13,690
    3/31/95                   $12,833                        $14,143
    4/30/95                   $13,305                        $14,702
    5/31/95                   $13,840                        $15,342
    6/30/95                   $14,134                        $15,696
    7/31/95                   $14,561                        $16,217
    8/31/95                   $14,482                        $16,133
    9/30/95                   $15,173                        $16,940
   10/31/95                   $15,173                        $16,952
   11/30/95                   $15,775                        $17,656
   12/31/95                   $16,022                        $17,953
    1/31/96                   $16,654                        $18,711
    2/29/96                   $16,859                        $18,975
    3/31/96                   $17,025                        $19,169
    4/30/96                   $17,231                        $19,443
    5/31/96                   $17,651                        $19,972
    6/30/96                   $17,678                        $20,050
    7/31/96                   $16,803                        $19,114
    8/31/96                   $17,183                        $19,573
    9/30/96                   $18,062                        $20,612
   10/31/96                   $18,517                        $21,226
   11/30/96                   $19,957                        $22,918
   12/31/96                   $19,614                        $22,542
    1/31/97                   $20,813                        $24,183
    2/28/97                   $20,751                        $24,130
    3/31/97                   $19,982                        $23,189
    4/30/97                   $21,167                        $24,738
    5/31/97                   $22,290                        $26,079
    6/30/97                   $23,230                        $27,202
    7/31/97                   $25,141                        $29,419
    8/31/97                   $23,507                        $27,533
    9/30/97                   $24,717                        $28,998
   10/31/97                   $23,624                        $27,745
   11/30/97                   $24,842                        $29,213
   12/31/97                   $24,865                        $29,312
    1/31/98                   $25,380                        $29,895
    2/28/98                   $27,192                        $32,056
    3/31/98                   $28,626                        $33,826
    4/30/98                   $29,050                        $34,335
    5/31/98                   $28,636                        $33,908
    6/30/98                   $30,054                        $35,586
    7/31/98                   $29,879                        $35,388
    8/31/98                   $25,534                        $30,310
    9/30/98                   $26,807                        $31,770
   10/31/98                   $29,154                        $34,621
   11/30/98                   $31,400                        $37,264
   12/31/98                   $32,900                        $39,047
    1/31/99                   $34,908                        $41,417
    2/28/99                   $33,655                        $40,038
    3/31/99                   $35,220                        $41,916
    4/30/99                   $36,796                        $43,832
    5/31/99                   $35,852                        $42,771
    6/30/99                   $38,405                        $45,791
    7/31/99                   $37,234                        $44,458
    8/31/99                   $37,744                        $45,085
    9/30/99                   $36,728                        $43,850
   10/31/99                   $39,194                        $46,792
   11/30/99                   $40,416                        $48,261
   12/31/99                   $43,535                        $51,842
    1/31/00                   $41,374                        $49,343
    2/29/00                   $40,705                        $48,376
    3/31/00                   $44,979                        $53,436
    4/30/00                   $43,094                        $51,261
    5/31/00                   $42,004                        $50,010
    6/30/00                   $43,563                        $51,920
    7/31/00                   $43,152                        $51,458
    8/31/00                   $45,639                        $54,468
    9/30/00                   $41,918                        $50,051
   10/31/00                   $41,440                        $49,490
   11/30/00                   $40,025                        $46,019
   12/31/00                   $37,905                        $45,340
    1/31/01                   $39,452                        $47,273
    2/28/01                   $35,298                        $42,404
    3/31/01                   $32,526                        $39,189
    4/30/01                   $35,522                        $42,785
    5/31/01                   $35,580                        $42,898
    6/30/01                   $34,773                        $41,974
    7/31/01                   $34,199                        $41,357
    8/31/01                   $31,738                        $38,445
    9/30/01                   $29,316                        $35,536
   10/31/01                   $29,939                        $36,326

  Past performance is not predictive of future performance.

                          AVERAGE ANNUAL TOTAL RETURN

                           1-Year              5-Year             10-Year
                           ------              ------             -------
S&P 100 Plus:
  Class A Shares          -31.55%              8.91%               11.59%

 - Reflects 5.25% maximum sales charge.
 - Results for other share classes can be found on the inside front cover.

The S&P 100 Index is a subset of the S&P 500 Index and tracks the largest most liquid stocks which have options contracts trades on them. The index does not adjust for any sales charges or other fees and expenses which you would incur if you attempted to replicate the Index.

FISCAL YEAR IN REVIEW

  Although we began fiscal year 2001 in what has now been determined a recession, we were guardedly optimistic about what lay ahead. Amid ongoing concerns regarding a slowing economy, low levels of unemployment, rising inflation and a slowdown in earnings and revenues, which pushed many investors to the sidelines, we felt those investors who were returning to the markets would congregate in the relative strength and stability of America's larger companies.

  Whether it was the slowdown of the domestic economy or the uncertainty surrounding the outcome of the presidential election, the S&P 100 Plus Fund saw many of its former high-flyers suffer substantial pullbacks over the first two months of the fiscal year. Sectors suffering the worst declines at the end of 2000 included technology, communications and financial services. Technology and telecommunication stocks continued to drag the Fund down throughout the first quarter of 2001. Adding insult to injury, stalwart sectors such as financial services and health care also saw increased pullbacks as investors sought to lock in what was left of early-2000 gains.

  The second quarter of 2001 saw the Fund bounce back, thanks in part to a rebound in technology, as well as an uptick within the capital goods sector. The Fund's "plus" strategy enhanced its performance in the quarter adding an additional 10 basis points of performance. At the end of the second quarter the economy appeared ready to turn the corner, as positive fiscal stimulus in the form of several interest rate cuts by the Federal Reserve were beginning to take affect.

  The end of trading on September 28, 2001 brought to a close one of the most difficult calendar quarters in the Fund's history, as the equity markets were rocked by the terrorist attacks on New York's World Trade Center towers and the Pentagon in Washington D.C. Following the sharp sell-off after the September 11 attacks, only 21 of the 100 stocks held in the S&P 100 Plus Fund ended the quarter in positive territory. The Fund's telecommunications and health care holdings held up relatively well during the sell-off, as investors sought the relative safety of these large companies, whose earnings were somewhat insulated from economic worries.

  As the Fund ended its fiscal year in October amid recession, we saw a nice rebound from the September 11 attacks, due in part to a bounce in technology. The big question confronting investors as we move into 2002 revolves around the sustainability of this recent bounce. We have seen a number of feints during 2001 where hopeful expectations were met with continued weakness in the worldwide macroeconomic environment, contributing to widespread apprehension in the equity markets. Our sense is that we will continue to experience domestic economic weakness through the first quarter of 2002, with the equity markets giving up some of their most recent gains. As we go into the second half of 2002 and recognize the resurgence in domestic economic activity, large-cap equities should show some sustained strength through year-end.

ACHIEVERS FUND

  The graph below compares the change in value of a $10,000 investment in the Achievers Fund Class A Shares with the S&P 500 Index. The graph reflects a deduction from the amount invested for the applicable sales charge.

      Date             North Track Achievers Fund         S&P 500 Index
      ----             --------------------------         -------------
    10/31/91                      $9,476                     $10,000
    11/30/91                      $9,145                      $9,597
    12/31/91                     $10,410                     $10,695
     1/31/92                     $10,080                     $10,496
     2/29/92                     $10,024                     $10,632
     3/31/92                      $9,856                     $10,425
     4/30/92                      $9,891                     $10,731
     5/31/92                      $9,863                     $10,784
     6/30/92                      $9,553                     $10,623
     7/31/92                     $10,019                     $11,057
     8/31/92                      $9,984                     $10,830
     9/30/92                     $10,004                     $10,958
    10/30/92                     $10,315                     $10,996
    11/30/92                     $10,711                     $11,371
    12/31/92                     $10,734                     $11,511
     1/31/93                     $10,500                     $11,608
     2/28/93                     $10,395                     $11,768
     3/31/93                     $10,662                     $12,016
     4/30/93                     $10,157                     $11,725
     5/31/93                     $10,240                     $12,039
     6/30/93                     $10,202                     $12,074
     7/31/93                     $10,043                     $12,026
     8/31/93                     $10,293                     $12,482
     9/30/93                     $10,218                     $12,386
    10/30/93                     $10,415                     $12,642
    11/30/93                     $10,089                     $12,522
    12/31/93                     $10,196                     $12,673
     1/31/94                     $10,424                     $13,104
     2/28/94                     $10,257                     $12,749
     3/31/94                      $9,795                     $12,193
     4/30/94                      $9,970                     $12,331
     5/31/94                     $10,184                     $12,533
     6/30/94                     $10,012                     $12,226
     7/31/94                     $10,280                     $12,627
     8/31/94                     $10,525                     $13,145
     9/30/94                     $10,207                     $12,823
    10/31/94                     $10,391                     $13,112
    11/30/94                     $10,160                     $12,635
    12/31/94                     $10,321                     $12,822
     1/31/95                     $10,376                     $13,154
     2/28/95                     $10,656                     $13,666
     3/31/95                     $10,875                     $14,069
     4/30/95                     $11,329                     $14,483
     5/31/95                     $11,626                     $15,061
     6/30/95                     $11,774                     $15,410
     7/31/95                     $12,119                     $15,920
     8/31/95                     $12,056                     $15,960
     9/30/95                     $12,533                     $16,634
    10/31/95                     $12,872                     $16,574
    11/30/95                     $13,360                     $17,302
    12/31/95                     $13,592                     $17,636
     1/31/96                     $14,224                     $18,236
     2/29/96                     $14,361                     $18,406
     3/31/96                     $14,358                     $18,583
     4/30/96                     $14,567                     $18,856
     5/31/96                     $14,815                     $19,342
     6/30/96                     $15,082                     $19,415
     7/31/96                     $14,600                     $18,557
     8/31/96                     $14,729                     $18,949
     9/30/96                     $15,689                     $20,016
    10/31/96                     $15,850                     $20,568
    11/30/96                     $16,929                     $22,123
    12/31/96                     $16,550                     $21,685
     1/31/97                     $17,600                     $23,038
     2/28/97                     $17,873                     $23,220
     3/31/97                     $16,958                     $22,268
     4/30/97                     $17,985                     $23,595
     5/31/97                     $18,623                     $25,031
     6/30/97                     $19,468                     $26,152
     7/31/97                     $20,579                     $28,231
     8/31/97                     $18,988                     $26,653
     9/30/97                     $19,974                     $28,110
    10/31/97                     $19,700                     $27,174
    11/30/97                     $20,721                     $28,429
    12/31/97                     $21,161                     $28,917
     1/31/98                     $21,624                     $29,237
     2/28/98                     $23,115                     $31,344
     3/31/98                     $23,780                     $32,948
     4/30/98                     $23,881                     $33,279
     5/31/98                     $23,072                     $32,708
     6/30/98                     $23,645                     $34,036
     7/31/98                     $23,173                     $33,675
     8/31/98                     $19,801                     $28,812
     9/30/98                     $21,192                     $30,658
    10/31/98                     $22,846                     $33,053
    11/30/98                     $24,347                     $35,055
    12/31/98                     $25,266                     $37,074
     1/31/99                     $25,999                     $38,624
     2/28/99                     $25,556                     $37,423
     3/31/99                     $26,465                     $38,920
     4/30/99                     $27,597                     $40,430
     5/31/99                     $26,845                     $39,476
     6/30/99                     $27,655                     $41,663
     7/31/99                     $27,248                     $40,363
     8/31/99                     $26,623                     $40,161
     9/30/99                     $25,646                     $39,081
    10/31/99                     $27,447                     $41,535
    11/30/99                     $27,701                     $42,378
    12/31/99                     $29,290                     $44,874
     1/31/00                     $28,690                     $42,621
     2/29/00                     $28,637                     $41,815
     3/31/00                     $30,459                     $45,905
     4/30/00                     $30,269                     $44,523
     5/31/00                     $30,132                     $43,610
     6/30/00                     $30,922                     $44,687
     7/31/00                     $30,322                     $43,990
     8/31/00                     $32,218                     $46,722
     9/30/00                     $29,838                     $44,255
    10/31/00                     $29,669                     $44,069
    11/30/00                     $27,789                     $40,597
    12/31/00                     $27,347                     $40,796
     1/31/01                     $27,075                     $42,243
     2/28/01                     $23,685                     $38,394
     3/31/01                     $21,871                     $35,963
     4/30/01                     $23,368                     $38,755
     5/31/01                     $22,948                     $39,015
     6/30/01                     $21,939                     $38,066
     7/31/01                     $21,395                     $37,691
     8/31/01                     $19,898                     $35,334
     9/30/01                     $18,810                     $32,481
    10/31/01                     $18,628                     $33,101

  Past performance is not predictive of future performance.

                          AVERAGE ANNUAL TOTAL RETURN

                           1-Year              5-Year             10-Year
                           ------              ------             -------
Achievers:
  Class A Shares          -40.51%              2.17%               6.42%

 - Reflects 5.25% maximum sales charge.
 - Results for other share classes can be found on the inside front cover.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. The S&P 500 index is weighted toward stocks with large market capitalization and is one of the most widely used benchmarks of U.S. equity performance. The index does not adjust for any sales charges or other fees and expenses which you would incur if you attempted to replicate the Index.

FISCAL YEAR IN REVIEW

  The Achievers Fund began the fiscal year amid earnings disappointments, a slowing economy, and a prolonged presidential election. These factors, combined with double-digit pullbacks in the Fund's technology holdings contributed to a net asset value return of -9.81% in November 2000, the first month of the fiscal year. The Fund enjoyed a resurgence in December, as several of its energy and financial services holdings were able to offset weaknesses in the Fund's technology holdings.

  While the Fund's philosophy has been and remains large-cap oriented, the first quarter saw investors ignore many of the Blue-Chip companies that make up the Achievers Fund. Except for consumer cyclicals, every sector within the S&P 500 Index posted a negative return in the first quarter of 2001. This was due largely to slowing domestic and worldwide economies.

  Looking prospectively towards the remainder of 2001 we felt that as individual companies were able to extend a clearer picture of their future performance, investors would begin to see a re-acceleration of sales and earnings growth. That belief paid off over the second quarter, as investors began to show a renewed interest in some of the more beaten-down names in the Achievers Fund. The real drawback in the second quarter was the Fund's telecommunications holdings, which were, for the most part, closed-out.

  We became more cautious in positioning the Fund entering the third quarter.
We under-weighted holdings in technology and communications services and added a couple of issues that we believed would strengthen the overall characteristics of the Fund: Wal-Mart and AOL Time Warner.

  The early part of the third quarter was characterized by a marked increase in negative sentiment regarding large-cap growth stocks. With downtrodden earnings announcements undercutting earlier corporate pre-announcements, many investors headed towards the sidelines. The attacks of September 11 only magnified an already difficult quarter, as the markets experienced a broad sell-off. The Achievers Fund benefited from a market-wide bounce in the month of October as its health care and other more defensive cyclical holdings provided a much-needed spark.

  After nearly two years of sell-offs in the equity markets, valuations seem to be coming more in line with profits. Although we remain cautious in positioning the Fund, we feel more comfortable with an improving macroeconomic environment during the second half of 2002. We anticipate investors will begin to discount a re-acceleration of revenues and earnings at the corporate level, which should prove beneficial to the valuations of large-cap domestic equities.

PSE TECH 100 INDEX FUND

  The graph below compares the change in value of a $10,000 investment in the PSE Tech 100 Index Fund Class A Shares with the Pacific Stock Exchange Technology Stock Index. The graph reflects a deduction from the amount invested for the applicable sales charge.

                       North Track PSE             Pacific Stock Exchange
     Date            Tech 100 Index Fund           Technology Stock Index
     ----            -------------------           ----------------------
    6/10/96*<F3>             $9,479                        $10,000
    6/30/96                  $8,976                         $9,506
    7/31/96                  $8,303                         $8,775
    8/31/96                  $8,825                         $9,315
    9/30/96                  $9,626                        $10,157
   10/31/96                  $9,483                        $10,005
   11/30/96                 $10,755                        $11,362
   12/31/96                 $10,492                        $11,095
    1/31/97                 $11,584                        $12,267
    2/28/97                 $11,096                        $11,750
    3/31/97                 $10,476                        $11,096
    4/30/97                 $10,828                        $11,477
    5/31/97                 $12,136                        $12,866
    6/30/97                 $12,208                        $12,956
    7/31/97                 $14,075                        $14,956
    8/31/97                 $14,056                        $14,937
    9/30/97                 $14,529                        $15,444
   10/31/97                 $12,993                        $13,858
   11/30/97                 $13,032                        $13,897
   12/31/97                 $12,522                        $13,361
    1/31/98                 $13,038                        $13,908
    2/28/98                 $14,625                        $15,615
    3/31/98                 $14,877                        $15,923
    4/30/98                 $15,453                        $16,544
    5/31/98                 $14,230                        $15,236
    6/30/98                 $14,877                        $15,936
    7/31/98                 $14,837                        $15,896
    8/31/98                 $12,056                        $12,917
    9/30/98                 $13,745                        $14,745
   10/31/98                 $15,292                        $16,418
   11/30/98                 $16,981                        $18,241
   12/31/98                 $19,282                        $20,727
    1/31/99                 $22,093                        $23,766
    2/28/99                 $19,825                        $21,328
    3/31/99                 $21,320                        $22,962
    4/30/99                 $22,062                        $23,775
    5/31/99                 $22,668                        $24,469
    6/30/99                 $25,657                        $27,714
    7/31/99                 $25,490                        $27,548
    8/31/99                 $26,775                        $28,967
    9/30/99                 $26,796                        $29,008
   10/31/99                 $28,353                        $30,717
   11/30/99                 $33,263                        $35,149
   12/31/99                 $41,386                        $44,949
    1/31/00                 $40,305                        $43,978
    2/29/00                 $49,476                        $54,014
    3/31/00                 $49,187                        $53,749
    4/30/00                 $46,011                        $50,331
    5/31/00                 $42,022                        $46,018
    6/30/00                 $46,535                        $50,965
    7/31/00                 $43,392                        $47,540
    8/31/00                 $49,421                        $54,162
    9/30/00                 $43,838                        $48,074
   10/31/00                 $40,963                        $46,493
   11/30/00                 $38,483                        $38,866
   12/31/00                 $34,269                        $38,986
    1/31/01                 $38,580                        $43,939
    2/28/01                 $31,519                        $35,926
    3/31/01                 $27,802                        $31,713
    4/30/01                 $32,307                        $36,876
    5/31/01                 $31,118                        $35,550
    6/30/01                 $30,414                        $34,776
    7/31/01                 $28,797                        $32,966
    8/31/01                 $26,462                        $30,315
    9/30/01                 $21,612                        $24,794
   10/31/01                 $24,997                        $28,712

*<F3>  June 10, 1996 inception date.

  Past performance is not predictive of future performance.

                          AVERAGE ANNUAL TOTAL RETURN
                                                                   Since
                                                                 Inception
                           1-Year              5-Year             6/10/96
                           ------             -------            ---------
 PSE Tech 100 Index:
   Class A Shares         -42.18%              20.09%              18.50%

 - Reflects 5.25% maximum sales charge.
 - Results for other share classes can be found on the inside front cover.

The Pacific Stock Exchange Technology Stock Index consists of 100 common stocks of companies in 13 different industries. The Index results do not include any sales charges or any other fees you would incur if you attempted to replicate the Index.

FISCAL YEAR IN REVIEW

  The Fund started its fiscal year in late 2000 on a down note, as investors stampeded out of technology. Concerns about moderating growth levels, accompanied by third quarter earnings disappointments, led to contraction for many of the companies that once fueled the Fund. Although we were hoping for a year-end rally to finish 2000 on a strong note, bearish sentiment got the better of investors, and bellwethers such as Dell, Intel, Cisco Systems and Sun Microsystems suffered substantial setbacks.

  Many of the same conditions that influenced the Fund over the second half of 2000 impacted the first quarter of 2001, as the Technology sector continued to fall victim to bearish investor sentiment. Despite the onslaught of problematic performance, the Fund held up well as compared to its peers, mostly due to it's thorough diversification among technology sub-sectors and its price weighting strategy. During this period we were fairly optimistic that the basic fundamentals of many of the companies held within the Fund would begin to drive prices, and would begin to see a turnaround in the performance of the PSE Tech 100 Index Fund.

  Our optimism proved well founded in the second quarter of 2001, as the Fund posted a positive return. Although, at the time, it was much too early to say we were exiting the economic malaise that plagued us during the prior year and a half, our general sense was that the worst had passed. In the quarter, we saw a nice pick up in software, networking, semiconductor and capital equipment manufacturing industries.

  Our major concern going into the third quarter centered around elevated inventory levels throughout the industry. This concern was overshadowed by the September 11 terrorist attacks and the ensuing sell-off across the markets. Throughout the third quarter, sustained downward pressure continued to exert itself on the tech sector, pushing any possibility of recovery within the industry well into 2002. The massive sell-off following the terrorist attacks, dwindling consumer and corporate confidence, and a lack of any new, compelling innovations all combined to depress the entire tech sector.

  Ending the fiscal year on a bright note, the tech sector reversed a year of declines in October, as the markets recovered from the September 11-related sell-off. Prior monetary and fiscal stimulus began to have an effect on economic activity, although some investors cautious moves indicated skepticism in their assessment of the pace and sustainability of future Technology sector performance. Most noteworthy, computer hardware, software, networking and semiconductor shares finished the year as some of the top performing sub-sectors in Technology.

  With companies continuing to spend billions of dollars on research and development over the past year, the future prospects for growth within the tech sector remain positive. Without continued innovations the development of "must-have" applications to further fuel outsized growth within the sector will remain constrained. It is important to remember that, although the growth profile of the Technology sector remains outsized as compared to the rest of the economic environment, it is cyclical and subject to the same "boom and bust" scenarios that confront other sectors. We are presently ensconced within a slower period for Technology, although we feel that the next stage of growth should appear during 2002, with Telecommunications applications and advancements in Software, Biotechnology and the Internet fueling a resurgence of optimism and investment performance. This said, a solid dollar cost averaging plan, and a five to 10-year time horizon should still prove rewarding for the patient tech investor.

MANAGED GROWTH FUND

  The graph below compares the change in value of a $10,000 investment in the Managed Growth Fund Class A Shares with the S&P 400 MidCap Index and Russell Midcap Index. The graph reflects a deduction from the amount invested for the applicable sales charge.

                      North Track             S&P 400             Russell
     Date         Managed Growth Fund       MidCap Index        Midcap Index
     ----         -------------------       ------------        ------------
     1/4/99*<F4>         $9,478               $10,000             $10,000
    1/31/99              $9,365                $9,610              $9,983
    2/28/99              $8,815                $9,107              $9,651
    3/31/99              $8,853                $9,362              $9,953
    4/30/99              $9,175               $10,100             $10,688
    5/31/99              $9,166               $10,144             $10,657
    6/30/99              $9,583               $10,687             $11,033
    7/31/99              $9,299               $10,460             $10,730
    8/31/99              $9,109               $10,101             $10,452
    9/30/99              $9,090                $9,790             $10,085
   10/31/99              $9,526               $10,289             $10,563
   11/30/99             $10,028               $10,826             $10,867
   12/31/99             $10,701               $11,469             $11,823
    1/31/00             $10,038               $11,146             $11,432
    2/29/00             $10,739               $11,926             $12,311
    3/31/00             $11,280               $12,923             $13,016
    4/30/00             $10,673               $12,471             $12,400
    5/31/00             $10,521               $12,318             $12,072
    6/30/00             $10,768               $12,499             $12,429
    7/31/00             $11,185               $12,696             $12,290
    8/31/00             $11,972               $14,113             $13,468
    9/30/00             $12,152               $14,017             $13,276
   10/31/00             $12,569               $13,542             $13,071
   11/30/00             $11,886               $12,520             $11,895
   12/31/00             $12,066               $13,478             $12,800
    1/31/01             $12,246               $13,778             $13,006
    2/28/01             $11,336               $12,992             $12,214
    3/31/01             $10,303               $12,027             $11,456
    4/30/01             $11,251               $13,353             $12,436
    5/31/01             $11,573               $13,664             $12,668
    6/30/01             $11,488               $13,609             $12,549
    7/31/01             $11,384               $13,406             $12,190
    8/31/01             $10,654               $12,968             $11,721
    9/30/01              $9,640               $11,355             $10,308
   10/31/01             $10,000               $11,858             $10,716

*<F4>  January 4, 1999 inception date.

Past performance is not predictive of future performance.

                          AVERAGE ANNUAL TOTAL RETURN

                                               Since
                                             Inception
                           1-Year              1/4/99
                           ------            ---------
 Managed Growth:
   Class A Shares         -24.61%              -0.01%

 - Reflects 5.25% maximum sales charge.
 - Results for other share classes can be found on the inside front cover.

The S&P MidCap 400 Index is a broad based U.S. stock index representing 400 mid-sized companies, based upon market capitalization. The companies comprising the Index generally have market capitalization of between $1 billion and $5 billion, but can be outside this range. The index does not adjust for any sales charges or other fees and expenses which you would incur if you attempted to replicate the Index.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. As of June, 2001 the average market capitalization was approximately $4.0 billion and the median market capitalization was approximately $2.9 billion. The largest company in the index had an approximate market capitalization of $12 billion. The index does not adjust for any sales charges or other fees and expenses which you would incur if you attempted to replicate the Index. The advisor believes that this index being a broader index is a more appropriate benchmark than the S&P MidCap 400 for the Managed Growth Fund given the broader range of capitalization size for the companies in the Fund.

FISCAL YEAR IN REVIEW

  The fiscal year ended October 31, 2001 encompassed the bottom of arguably the worst bear market since the crash of 1929 and certainly the worst since the 1970's. Both the length -- 19 months, and depth -- negative 37% on the S&P 500 and negative 72% on the NASDAQ, of this bear market have assured it a place in history. In the last twelve months, our country also endured the events of September 11, damaging not only investor psyche, but also part of the market infrastructure which stalled, for a short period, the market operations on which we rely daily to manage your assets. It comes as little surprise then to find the Managed Growth Fund down 20.4%, its benchmark, the Russell Midcap Index, down 18.0%, and its peers, the Morningstar Mid-Cap Growth category, down an average of 37.6%.

  What is also not surprising to us at Geneva Capital is the resilience we have seen among many of the companies we hold in the Managed Growth Fund -- some have even increased in value during this turbulent time. We at Geneva Capital Management Ltd. attribute this resilience to the outstanding management capabilities of the companies we own and continually strive to find. It is the core of our philosophy to buy and hold great companies, believing that in times of economic stress the best management teams manage through and come out stronger on the other side. In addition, these great companies are often the first to benefit in an economic recovery in terms of profitability and stock price appreciation, as predictability of earnings demands a premium.

  We believe that we are in the beginning stages of a cyclical bull market.
The proof is evidenced in the performance improvement we saw across all market indexes during the month of October: the Russell Midcap advanced 3.96%, the S&P 500 moved up 1.94%, and finally the Russell 2000 increased by 5.85%. Going forward, we are looking for more normalized returns in the 8% to 12% range. While this is quite a contrast to the 20%+ returns during much of the 1990's, 8% to 12% returns are still quite attractive in the low inflation environment we are experiencing today.

  We believe, as mentioned earlier, that our companies are poised to outperform. In addition to its impressive list of non-cyclical growth companies, the Managed Growth Fund has a substantial position in a diversified list of economically sensitive companies, because we believe they are most likely to benefit during the imminent economic recovery. We are also expecting price performance based on P/E to growth rate (a.k.a. peg ratio) expansion. To illustrate, at the end of September the Managed Growth Fund was priced at one times its average growth rate (based on estimated 2003 calendar earnings), a valuation level not seen in fourteen years.

                            NORTH TRACK FUNDS, INC.

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of each of the Funds outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                           TAX-EXEMPT FUND -- CLASS A
                                                   ---------------------------------------------------------------------------
                                                    For the years ended                                 For the years ended
                                                       October 31,             For the ten                December 31,
                                                   ---------------------       months ended       ----------------------------
                                                     2001         2000       October 31, 1999      1998       1997       1996
                                                   --------     --------     ----------------     ------     ------     ------
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                               $ 8.55       $ 8.23           $ 9.24          $ 9.52     $ 9.30     $ 9.39

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income                             .34          .34              .29             .37        .41        .43
     Net realized and unrealized gains
       (losses) on investments                         .58          .32            (1.01)            .03        .44       (.09)
                                                    ------       ------           ------          ------     ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                  .92          .66             (.72)            .40        .85        .34
                                                    ------       ------           ------          ------     ------     ------

LESS DISTRIBUTIONS:
     Dividends from net investment income             (.34)        (.34)            (.29)           (.37)      (.41)      (.43)
     Distributions from net realized capital
       gains (losses) on investments                    --           --               --            (.31)      (.22)        --
                                                    ------       ------           ------          ------     ------     ------
     TOTAL DISTRIBUTIONS                              (.34)        (.34)            (.29)           (.68)      (.63)      (.43)
                                                    ------       ------           ------          ------     ------     ------
NET ASSET VALUE,
  END OF PERIOD                                     $ 9.13       $ 8.55           $ 8.23          $ 9.24     $ 9.52     $ 9.30
                                                    ------       ------           ------          ------     ------     ------
                                                    ------       ------           ------          ------     ------     ------

TOTAL RETURN**<F6>                                   11.0%         8.2%           (7.8)%++<F8>      4.3%       9.4%       3.8%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                            $36,494      $37,427          $42,954         $54,914    $60,252    $66,310
Ratio of net expenses
  to average net assets                               1.2%         1.3%+<F7>        1.2%*<F5>       1.1%       1.1%       1.1%+<F7>
Ratio of net investment  income
  to average net assets                               3.9%         4.2%+<F7>        4.0%*<F5>       3.9%       4.4%       4.7%+<F7>
Portfolio turnover rate                               6.3%        57.5%            39.1%++<F8>    236.7%     209.2%     163.1%

  *<F5>   Annualized.
 **<F6> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F7> Reflects a voluntary reimbursement of fund expenses of 0.03% in 2000 and 0.1% in 1996. Without reimbursement the ratio of net expenses to average net assets would have been 1.4% in 2000 and 1.2% in 1996.
 ++<F8>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                           GOVERNMENT FUND -- CLASS A
                                                   ---------------------------------------------------------------------------
                                                    For the years ended                                 For the years ended
                                                       October 31,             For the ten                December 31,
                                                   ---------------------       months ended       ----------------------------
                                                     2001         2000       October 31, 1999      1998       1997       1996
                                                   --------     --------     ----------------     ------     ------     ------
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                               $ 8.89       $ 8.92           $ 9.55          $ 9.28     $ 9.20     $ 9.64

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income                             .46          .51              .47             .55        .63        .64
     Net realized and unrealized gains
       (losses) on investments                         .61         (.03)            (.63)            .27        .08       (.44)
                                                    ------       ------           ------          ------     ------     ------
     TOTAL FROM INVESTMENT OPERATIONS                 1.07          .48             (.16)            .82        .71        .20
                                                    ------       ------           ------          ------     ------     ------

LESS DISTRIBUTIONS:
     Dividends from net investment income             (.38)        (.51)            (.47)           (.55)      (.63)      (.64)
     Distributions from net realized capital
       gains on investments                             --           --               --              --         --         --
                                                    ------       ------           ------          ------     ------     ------
     TOTAL DISTRIBUTIONS                              (.38)        (.51)            (.47)           (.55)      (.63)      (.64)
                                                    ------       ------           ------          ------     ------     ------
NET ASSET VALUE, END OF PERIOD                      $ 9.58       $ 8.89           $ 8.92          $ 9.55     $ 9.28     $ 9.20
                                                    ------       ------           ------          ------     ------     ------
                                                    ------       ------           ------          ------     ------     ------

TOTAL RETURN**<F10>                                  12.2%         5.5%           (1.7)%++<F12>     9.1%       8.1%       2.3%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                            $32,620      $30,261          $37,379         $40,088    $40,683    $44,920
Ratio of net expenses
  to average net assets                               1.4%         1.2%+            1.2%*           1.2%       1.1%+      1.1%+
                                                                      <F11>            <F9>                       <F11>      <F11>
Ratio of net investment income
  to average net assets                               5.0%         5.9%+            6.2%*           5.9%       7.0%+      7.0%+
                                                                      <F11>            <F9>                       <F11>      <F11>
Portfolio turnover rate                             223.3%       329.0%            30.3%++<F12>    87.7%      78.6%      36.9%

  *<F9>   Annualized.
**<F10> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F11> Reflects a voluntary reimbursement of fund expenses of 0.05% in 2000, 0.04% in 1997 and 0.04% in 1996. Without reimbursement the ratio of net expenses to average net assets would have been 1.3% in 2000, 1.2% in 1997, and 1.2% in 1996.
++<F12>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                  GOVERNMENT FUND -- CLASS C
                                                                     ---------------------------------------------------
                                                                          For the        For the period from May 8, 2000
                                                                        year ended         (commencement of operations)
                                                                     October 31, 2001        through October 31, 2000
                                                                     ----------------    -------------------------------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                      $ 8.89                      $ 8.89

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                                   .39                         .08
     Net realized and unrealized gains (losses) on investments               .61                          --
                                                                          ------                      ------
     TOTAL FROM INVESTMENT OPERATIONS                                       1.00                         .08
                                                                          ------                      ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                                   (.31)                       (.08)
     Distributions from net realized capital gains on investments             --                          --
                                                                          ------                      ------
     TOTAL DISTRIBUTIONS                                                    (.31)                       (.08)
                                                                          ------                      ------
NET ASSET VALUE, END OF PERIOD                                            $ 9.58                      $ 8.89
                                                                          ------                      ------
                                                                          ------                      ------

TOTAL RETURN**<F14>                                                        11.5%                        2.1%++<F16>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                             $348                        $228
Ratio of net expenses to average net assets                                 2.1%                        1.9%*<F13>+<F15>
Ratio of net investment income to average net assets                        5.0%                        4.9%*<F13>+<F15>
Portfolio turnover rate                                                   223.3%                      329.0%++<F16>

 *<F13>   Annualized.
**<F14> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F15> Reflects a voluntary reimbursement of fund expenses of 0.30% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 2.2% in 2000.
++<F16>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                          S&P 100 PLUS FUND -- CLASS A
                                                   ---------------------------------------------------------------------------
                                                    For the years ended                                For the years ended
                                                       October 31,             For the ten                December 31,
                                                   ---------------------       months ended       ----------------------------
                                                     2001         2000       October 31, 1999      1998       1997       1996
                                                   --------     --------     ----------------     ------     ------     ------
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                               $43.32       $41.49           $34.90          $27.04     $22.08     $19.53

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income                             .06          .07              .10             .20        .26        .29
     Net realized and unrealized
       gains (losses) on investments                (11.91)        2.31             6.57            8.51       5.63       4.07
                                                    ------       ------           ------          ------     ------     ------
     TOTAL FROM INVESTMENT
       OPERATIONS                                   (11.85)        2.38             6.67            8.71       5.89       4.36
                                                    ------       ------           ------          ------     ------     ------

LESS DISTRIBUTIONS:
     Dividends from net
       investment income                                --         (.06)            (.08)           (.20)      (.26)      (.29)
     Distributions from net realized
       capital gains on investments                   (.69)        (.49)              --            (.59)      (.65)     (1.52)
     Distributions in excess  of
       net realized capital gains                       --           --               --            (.06)      (.02)        --
                                                    ------       ------           ------          ------     ------     ------
     TOTAL DISTRIBUTIONS                              (.69)        (.55)            (.08)           (.85)      (.93)     (1.81)
                                                    ------       ------           ------          ------     ------     ------
NET ASSET VALUE,
  END OF PERIOD                                     $30.78       $43.32           $41.49          $34.90     $27.04     $22.08
                                                    ------       ------           ------          ------     ------     ------
                                                    ------       ------           ------          ------     ------     ------

TOTAL RETURN**<F18>                                (27.8)%         5.7%            19.1%++<F20>    32.3%      26.8%      22.4%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                           $170,879     $246,017         $214,358        $160,190   $105,738    $77,517
Ratio of net expenses to
  average net assets                                  1.1%         0.9%+            0.8%*           0.9%+      0.9%+      1.0%+
                                                                      <F19>            <F17>           <F19>      <F19>      <F19>
Ratio of net investment income
  to average net assets                               0.2%         0.2%+            0.3%*           0.6%+      1.0%+      1.4%+
                                                                      <F19>            <F17>           <F19>      <F19>      <F19>
Portfolio turnover rate                              20.7%         7.0%             4.9%++<F20>    10.2%      17.0%       8.0%

 *<F17>   Annualized.
**<F18> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F19> Reflects a voluntary reimbursement of fund expenses of 0.05% in 2000, 0.07% in 1998, 0.11% in 1997 and 0.01% in 1996. Without reimbursement the ratio of net expenses to average net assets would have been 1.0% in 2000, 1.0% in 1998, 1.0% in 1997, and 1.0% in 1996.
++<F20>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                   S&P 100 PLUS FUND -- CLASS B
                                                                  --------------------------------------------------------------
       For the
     period from
                                                                   For the years ended                           July 27, 1998
                                                                      October 31,            For the ten         (commencement
                                                                  --------------------       months ended      of operations) to
                                                                    2001        2000       October 31, 1999    December 31, 1998
                                                                  --------    --------     ----------------    -----------------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                               $42.90      $41.35           $34.91               $33.13

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)                                    (.21)       (.18)            (.13)                 .01
     Net realized and unrealized
       gains (losses) on investments                               (11.77)       2.22             6.57                 2.43
                                                                   ------      ------           ------               ------
     TOTAL FROM INVESTMENT OPERATIONS                              (11.98)       2.04             6.44                 2.44
                                                                   ------      ------           ------               ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                              --          --               --                 (.01)
     Distributions from net realized
       capital gains on investments                                  (.61)       (.49)              --                 (.59)
     Distributions in excess  of
       net realized capital gains                                      --          --               --                 (.06)
                                                                   ------      ------           ------               ------
     TOTAL DISTRIBUTIONS                                             (.61)       (.49)              --                 (.66)
                                                                   ------      ------           ------               ------
NET ASSET VALUE, END OF PERIOD                                     $30.31      $42.90           $41.35               $34.91
                                                                   ------      ------           ------               ------
                                                                   ------      ------           ------               ------

TOTAL RETURN**<F22>                                               (28.3)%        4.9%            18.4%++<F24>          7.4%++<F24>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                   $55,255     $68,697          $37,160               $6,123
Ratio of net expenses to average net assets                          1.8%        1.6%+            1.5%*                1.3%*+
                                                                                    <F23>            <F21>             <F21><F23>
Ratio of net investment income (loss)
  to average net assets                                            (0.6)%      (0.6)%+          (0.4)%*                  --*+
                                                                                    <F23>            <F21>             <F21><F23>
Portfolio turnover rate                                             20.7%        7.0%             4.9%++<F24>         10.2%++<F24>

 *<F21>   Annualized.
**<F22> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F23> Reflects a voluntary reimbursement of fund expenses of 0.06% in 2000 and 0.03% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been 1.7% in 2000 and 1.4% in 1998.
++<F24>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                S&P 100 PLUS FUND -- CLASS C
                                                                   -----------------------------------------------------
                                                                       For the           For the period from May 8, 2000
                                                                      year ended           (commencement of operations)
                                                                   October 31, 2001          through October 31, 2000
                                                                   ----------------      -------------------------------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                    $43.19                        $43.69

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                                                  (.14)                         (.07)
     Net realized and unrealized losses on investments                  (11.88)                         (.43)
                                                                        ------                        ------
     TOTAL FROM INVESTMENT OPERATIONS                                   (12.02)                         (.50)
                                                                        ------                        ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                                   --                            --
     Distributions from net realized capital gains on investments         (.69)                           --
     Distributions in excess  of net realized capital gains                 --                            --
                                                                        ------                        ------
     TOTAL DISTRIBUTIONS                                                  (.69)                           --
                                                                        ------                        ------
NET ASSET VALUE, END OF PERIOD                                          $30.48                        $43.19
                                                                        ------                        ------
                                                                        ------                        ------

TOTAL RETURN**<F26>                                                    (28.2)%                        (3.4)%++<F28>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                         $7,838                        $3,259
Ratio of net expenses to average net assets                               1.8%                          1.6%*<F25>+<F27>
Ratio of net investment loss to average net assets                      (0.6)%                        (0.7)%*<F25>+<F27>
Portfolio turnover rate                                                  20.7%                          7.0%++<F28>

 *<F25>   Annualized.
**<F26> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F27> Reflects a voluntary reimbursement of fund expenses of 0.14% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.8% in 2000.
++<F28>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                            ACHIEVERS FUND -- CLASS A
                                                   ---------------------------------------------------------------------------
                                                    For the years ended                                For the years ended
                                                       October 31,             For the ten                December 31,
                                                   ---------------------       months ended       ----------------------------
                                                     2001         2000       October 31, 1999      1998       1997       1996
                                                   --------     --------     ----------------     ------     ------     ------
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                               $28.17       $30.32           $27.92          $25.13     $20.01     $16.97

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)                     (.11)        (.08)             .02             .07        .13        .14
     Net realized and unrealized
       gains (losses) on investments                 (9.75)        2.35             2.39            4.80       5.43       3.54
                                                    ------       ------           ------          ------     ------     ------
     TOTAL FROM INVESTMENT
       OPERATIONS                                    (9.86)        2.27             2.41            4.87       5.56       3.68
                                                    ------       ------           ------          ------     ------     ------

LESS DISTRIBUTIONS:
     Dividends from net
       investment income                                --         (.01)            (.01)           (.07)      (.13)      (.14)
     Distributions from net realized
       capital gains on investments                  (1.88)       (4.41)              --           (2.01)      (.31)      (.50)
                                                    ------       ------           ------          ------     ------     ------
     TOTAL DISTRIBUTIONS                             (1.88)       (4.42)            (.01)          (2.08)      (.44)      (.64)
                                                    ------       ------           ------          ------     ------     ------
NET ASSET VALUE,
  END OF PERIOD                                     $16.43       $28.17           $30.32          $27.92     $25.13     $20.01
                                                    ------       ------           ------          ------     ------     ------
                                                    ------       ------           ------          ------     ------     ------

TOTAL RETURN**<F30>                                (37.2)%         8.0%             8.6%++<F32>    19.4%      27.9%      21.8%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                            $24,081      $46,978          $45,071         $44,219    $39,565    $30,504
Ratio of net expenses to
  average net assets                                  1.6%         1.4%+            1.3%*+          1.3%+      1.2%+      1.2%+
                                                                      <F31>         <F29><F31>         <F31>      <F31>      <F31>
Ratio of net investment income
  (loss) to average net assets                      (0.5)%       (0.3)%+            0.1%*+          0.2%+      0.6%+      0.8%+
                                                                      <F31>         <F29><F31>         <F31>      <F31>      <F31>
Portfolio turnover rate                              61.7%        33.3%            18.1%++<F32>    11.9%      11.9%      13.1%

 *<F29>   Annualized.
**<F30> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F31> Reflects a voluntary reimbursement of fund expenses of 0.02% in 2000, 0.02% in 1999, 0.02% in 1998, 0.1% in 1997 and 0.1% in 1996. Without
          reimbursement the ratio of net expenses to average net assets would have been 1.4% in 2000, 1.3% in 1999, 1.3% in 1998, 1.2% in 1997, and
          1.2% in 1996.
++<F32>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                     ACHIEVERS FUND -- CLASS B
                                                                  --------------------------------------------------------------
                                                                                                                    For the
                                                                                                                  period from
                                                                  For the years ended                            July 27, 1998
                                                                      October 31,            For the ten         (commencement
                                                                  --------------------       months ended      of operations) to
                                                                    2001        2000       October 31, 1999    December 31, 1998
                                                                  --------    --------     ----------------    -----------------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                               $27.80      $30.12           $27.86               $28.48

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)                                    (.28)       (.18)            (.16)                 .01
     Net realized and unrealized
       gains (losses) on investments                                (9.56)       2.27             2.42                 1.39
                                                                   ------      ------           ------               ------
     TOTAL FROM INVESTMENT OPERATIONS                               (9.84)       2.09             2.26                 1.40
                                                                   ------      ------           ------               ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                              --          --               --                 (.01)
     Distributions from net realized
       capital gains on investments                                 (1.88)      (4.41)              --                (2.01)
                                                                   ------      ------           ------               ------
     TOTAL DISTRIBUTIONS                                            (1.88)      (4.41)              --                (2.02)
                                                                   ------      ------           ------               ------
NET ASSET VALUE, END OF PERIOD                                     $16.08      $27.80           $30.12               $27.86
                                                                   ------      ------           ------               ------
                                                                   ------      ------           ------               ------

TOTAL RETURN**<F34>                                               (37.7)%        7.4%             8.1%++<F36>          4.9%++<F36>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                                            $1,711      $2,749           $1,138                 $338
Ratio of net expenses to average net assets                          2.3%        2.1%+            2.0%*+               1.7%*+
                                                                                    <F35>         <F33><F35>           <F33><F35>
Ratio of net investment income (loss)
  to average net assets                                            (1.2)%      (1.0)%+          (0.7)%*+                 --*+
                                                                                    <F35>         <F33><F35>           <F33><F35>
Portfolio turnover rate                                             61.7%       33.3%            18.1%++<F36>         11.9%++<F36>

 *<F33>   Annualized.
**<F34> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F35> Reflects a voluntary reimbursement of fund expenses of 0.02% in 2000, 0.02% in 1999 and 0.06% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been 2.1% in 2000, 2.0% in 1999, and 1.8% in 1998.
++<F36>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                 ACHIEVERS FUND -- CLASS C
                                                                   -----------------------------------------------------
                                                                       For the           For the period from May 8, 2000
                                                                      year ended           (commencement of operations)
                                                                   October 31, 2001          through October 31, 2000
                                                                   ----------------      -------------------------------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                    $28.09                        $27.66

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                                         (.21)                         (.06)
     Net realized and unrealized gains (losses) on investments           (9.74)                          .49
                                                                        ------                        ------
     TOTAL FROM INVESTMENT OPERATIONS                                    (9.95)                          .43
                                                                        ------                        ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                                   --                            --
     Distributions from net realized capital gains on investments        (1.88)                           --
                                                                        ------                        ------
     TOTAL DISTRIBUTIONS                                                 (1.88)                           --
                                                                        ------                        ------
NET ASSET VALUE, END OF PERIOD                                          $16.26                        $28.09
                                                                        ------                        ------
                                                                        ------                        ------

TOTAL RETURN**<F38>                                                    (37.7)%                        (1.0)%++<F40>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                           $173                           $66
Ratio of net expenses to average net assets                               2.4%                          2.1%*<F37>+<F39>
Ratio of net investment loss to average net assets                      (1.3)%                        (1.2)%*<F37>+<F39>
Portfolio turnover rate                                                  61.7%                         33.3%++<F40>

 *<F37>   Annualized.
**<F38> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F39> Reflects a voluntary reimbursement of fund expenses of 0.13% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 2.2% in 2000.
++<F40>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                        PSE TECH 100 INDEX FUND -- CLASS A
                                                -----------------------------------------------------------------------------------
                                                                                                                       For the
                                                                                                                     period from
                                                                                                                    June 10, 1996
                                                 For the years ended       For the ten      For the years ended     (commencement
                                                     October 31,           months ended        December 31,       of operations) to
                                                ---------------------       October 31,     -------------------      December 31,
                                                  2001         2000            1999          1998         1997          1996
                                                --------     --------      ------------     ------       ------        ------
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                            $36.76       $27.13          $18.45        $12.39       $10.76        $10.00

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)                  (.20)        (.18)           (.08)          .01          .04           .03
     Net realized and unrealized
       gains (losses) on investments             (11.79)       11.79            8.76          6.68         2.04          1.03
                                                 ------       ------          ------        ------       ------        ------
     TOTAL FROM INVESTMENT
       OPERATIONS                                (11.99)       11.61            8.68          6.69         2.08          1.06
                                                 ------       ------          ------        ------       ------        ------

LESS DISTRIBUTIONS:
     Dividends from net
       investment income                             --           --              --          (.01)        (.04)         (.03)
     Distributions from net realized
       capital gains on investments               (6.68)       (1.98)             --          (.60)        (.38)         (.24)
     Distributions in excess of
       net realized capital gains                    --           --              --          (.02)        (.03)         (.03)
                                                 ------       ------          ------        ------       ------        ------
     TOTAL DISTRIBUTIONS                          (6.68)       (1.98)             --          (.63)        (.45)         (.30)
                                                 ------       ------          ------        ------       ------        ------
NET ASSET VALUE,
  END OF PERIOD                                  $18.09       $36.76          $27.13        $18.45       $12.39        $10.76
                                                 ------       ------          ------        ------       ------        ------
                                                 ------       ------          ------        ------       ------        ------

TOTAL RETURN**<F42>                             (39.0)%        44.4%           47.0%++       54.0%        19.4%         10.7%++
                                                                                   <F44>                                    <F44>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                        $238,221     $408,040        $169,247       $72,724      $27,144        $6,004
Ratio of net expenses to
  average net assets                               1.1%         0.7%+           0.7%*+        0.6%+        0.2%+           --*+
                                                                   <F43>        <F41><F43>       <F43>        <F43>      <F41><F43>
Ratio of net investment income
  (loss) to average net assets                   (0.9)%       (0.5)%+         (0.4)%*+          --+        0.3%+         0.7%*+
                                                                   <F43>        <F41><F43>       <F43>        <F43>      <F41><F43>
Portfolio turnover rate                           22.4%        40.2%           33.0%++       25.4%        22.0%          3.0%++
                                                                                   <F44>                                    <F44>

 *<F41>   Annualized.
**<F42> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F43> Reflects a voluntary reimbursement of fund expenses of 0.09% in 2000, 0.13% in 1999, 0.5% in 1998, 1.1% in 1997 and 3.3% in 1996. Without
          reimbursement the ratio of net expenses to average net assets would have been 0.8% in 2000, 0.8% in 1999, 1.1% in 1998, 1.3% in 1997, and
          3.3% in 1996.
++<F44>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                          PSE TECH 100 INDEX FUND -- CLASS B
                                                        ----------------------------------------------------------------------
                                                                                                                  For the
                                                                                                                period from
                                                          For the years ended                                  July 27, 1998
                                                              October 31,                For the ten           (commencement
                                                        -----------------------          months ended        of operations) to
                                                          2001           2000          October 31, 1999      December 31, 1998
                                                        --------       --------        ----------------      -----------------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                     $36.15         $26.90              $18.39                $14.94

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)                          (.37)          (.39)               (.22)                  .01
     Net realized and unrealized
       gains (losses) on investments                     (11.51)         11.56                8.73                  4.07
                                                         ------         ------              ------                ------
     TOTAL FROM INVESTMENT OPERATIONS                    (11.88)         11.17                8.51                  4.08
                                                         ------         ------              ------                ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                    --             --                  --                  (.01)
     Distributions from net realized
       capital gains on investments                       (6.68)         (1.98)                 --                  (.60)
     Distributions in excess of
       net realized capital gains                            --             --                  --                  (.02)
                                                         ------         ------              ------                ------
     TOTAL DISTRIBUTIONS                                  (6.68)         (1.98)                 --                  (.63)
                                                         ------         ------              ------                ------
NET ASSET VALUE, END OF PERIOD                           $17.59         $36.15              $26.90                $18.39
                                                         ------         ------              ------                ------
                                                         ------         ------              ------                ------

TOTAL RETURN**<F46>                                     (39.4)%          43.3%               46.3%++<F48>          27.2%++<F48>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                                $116,467       $205,213             $60,038                $6,559
Ratio of net expenses to average net assets                1.8%           1.4%+               1.4%*+                1.2%*+
                                                                             <F47>            <F45><F47>            <F45><F47>
Ratio of net investment income (loss)
  to average net assets                                  (1.6)%         (1.2)%+             (1.1)%*+                  --*+
                                                                             <F47>            <F45><F47>            <F45><F47>
Portfolio turnover rate                                   22.4%          40.2%               33.0%++<F48>          25.4%++<F48>

 *<F45>   Annualized.
**<F46> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F47> Reflects a voluntary reimbursement of fund expenses of 0.10% in 2000, 0.13% in 1999 and 0.3% in 1998. Without reimbursement the ratio of net expenses to average net assets would have been 1.5% in 2000, 1.5% in 1999, and 1.5% in 1998.
++<F48>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                           PSE TECH 100 INDEX FUND -- CLASS C
                                                                   ---------------------------------------------------
                                                                       For the         For the period from May 8, 2000
                                                                      year ended        (commencement of operations)
                                                                   October 31, 2001       through October 31, 2000
                                                                   ----------------    -------------------------------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                    $36.66                     $38.33

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                                                  (.31)                      (.12)
     Net realized and unrealized losses on investments                  (11.77)                     (1.55)
                                                                        ------                     ------
     TOTAL FROM INVESTMENT OPERATIONS                                   (12.08)                     (1.67)
                                                                        ------                     ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                                   --                         --
     Distributions from net realized capital gains on investments        (6.68)                        --
     Distributions in excess of net realized capital gains                  --                         --
                                                                        ------                     ------
     TOTAL DISTRIBUTIONS                                                 (6.68)                        --
                                                                        ------                     ------
NET ASSET VALUE, END OF PERIOD                                          $17.90                     $36.66
                                                                        ------                     ------
                                                                        ------                     ------

TOTAL RETURN**<F50>                                                    (39.4)%                     (7.0)%++<F52>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                        $10,185                    $11,423
Ratio of net expenses to average net assets                               1.8%                       1.5%*<F49>+<F51>
Ratio of net investment loss to average net assets                      (1.6)%                     (1.3)%*<F49>+<F51>
Portfolio turnover rate                                                  22.4%                      40.2%++<F52>

 *<F49>   Annualized.
**<F50> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F51> Reflects a voluntary reimbursement of fund expenses of 0.24% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 1.8% in 2000.
++<F52>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                   MANAGED GROWTH FUND -- CLASS A
                                                                  ----------------------------------------------------------------
                                                                    For the years ended
                                                                        October 31,            For the period from January 4, 1999
                                                                  -----------------------         (commencement of operations)
                                                                    2001           2000                to October 31, 1999
                                                                  --------       --------      -----------------------------------
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                                              $13.26         $10.05                     $10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                                             (.12)          (.09)                      (.01)
     Net realized and unrealized
       gains (losses) on investments                                (2.59)          3.30                        .06
                                                                   ------         ------                     ------
     TOTAL FROM INVESTMENT OPERATIONS                               (2.71)          3.21                        .05
                                                                   ------         ------                     ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                              --             --                         --
     Distributions from net realized
       capital gains on investments                                    --             --                         --
     Distributions in excess of net realized capital gains             --             --                         --
                                                                   ------         ------                     ------
     TOTAL DISTRIBUTIONS                                               --             --                         --
                                                                   ------         ------                     ------
NET ASSET VALUE, END OF PERIOD                                     $10.55         $13.26                     $10.05
                                                                   ------         ------                     ------
                                                                   ------         ------                     ------

TOTAL RETURN**<F54>                                               (20.4)%          31.9%                       0.5%++<F56>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                   $15,341        $12,457                     $5,913
Ratio of net expenses to average net assets                          1.6%+<F55>     1.3%+<F55>                 0.6%*<F53>+<F55>
Ratio of net investment loss to average net assets                 (1.3)%+<F55>   (1.0)%+<F55>               (0.1)%*<F53>+<F55>
Portfolio turnover rate                                             24.3%          38.7%                      27.5%++<F56>

 *<F53>   Annualized.
**<F54> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F55> Reflects a voluntary reimbursement of fund expenses of 0.2% in 2001, 0.5% in 2000 and 2.3% in 1999. Without reimbursement the ratio of net expenses to average net assets would have been 1.8% in 2001, 1.8% in 2000, and 2.9% in 1999.
++<F56>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                                   MANAGED GROWTH FUND -- CLASS B
                                                                  ----------------------------------------------------------------
                                                                    For the years ended
                                                                        October 31,            For the period from January 4, 1999
                                                                  -----------------------         (commencement of operations)
                                                                    2001           2000                to October 31, 1999
                                                                  --------       --------      -----------------------------------
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                                              $13.11         $10.01                     $10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                                             (.18)          (.17)                      (.07)
     Net realized and unrealized
       gains (losses) on investments                                (2.57)          3.27                        .08
                                                                   ------         ------                     ------
     TOTAL FROM INVESTMENT OPERATIONS                               (2.75)          3.10                        .01
                                                                   ------         ------                     ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                              --             --                         --
     Distributions from net realized
       capital gains on investments                                    --             --                         --
     Distributions in excess of net realized capital gains             --             --                         --
                                                                   ------         ------                     ------
     TOTAL DISTRIBUTIONS                                               --             --                         --
                                                                   ------         ------                     ------
NET ASSET VALUE, END OF PERIOD                                     $10.36         $13.11                     $10.01
                                                                   ------         ------                     ------
                                                                   ------         ------                     ------

TOTAL RETURN**<F58>                                               (21.0)%          30.9%                       0.1%++<F60>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                    $6,347         $4,519                     $1,701
Ratio of net expenses to average net assets                          2.3%+<F59>     2.0%+<F59>                 1.2%*<F57>+<F59>
Ratio of net investment loss to average net assets                 (2.0)%+<F59>   (1.7)%+<F59>               (0.8)%*<F57>+<F59>
Portfolio turnover rate                                             24.3%          38.7%                      27.5%++<F60>

 *<F57>   Annualized.
**<F58> The Fund's contingent deferred sales charge is not reflected in total return as set forth in the table.
 +<F59> Reflects a voluntary reimbursement of fund expenses of 0.2% in 2001, 0.4% in 2000 and 2.3% in 1999. Without reimbursement the ratio of net expenses to average net assets would have been 2.5% in 2001, 2.4% in 2000, and 3.5% in 1999.
++<F60>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                                                                              MANAGED GROWTH FUND -- CLASS C
                                                                        ------------------------------------------
                                                                                               For the period from
                                                                                                   May 8, 2000
                                                                            For the              (commencement of
                                                                           year ended          operations) through
                                                                        October 31, 2001         October 31, 2000
                                                                        ----------------       -------------------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                         $13.22                   $10.30

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                                                       (.14)                    (.04)
     Net realized and unrealized gains (losses) on investments                (2.60)                    2.96
                                                                             ------                   ------
     TOTAL FROM INVESTMENT OPERATIONS                                         (2.74)                    2.92
                                                                             ------                   ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                                        --                       --
     Distributions from net realized capital gains on investments                --                       --
     Distributions in excess of net realized capital gains                       --                       --
                                                                             ------                   ------
     TOTAL DISTRIBUTIONS                                                         --                       --
                                                                             ------                   ------
NET ASSET VALUE, END OF PERIOD                                               $10.48                   $13.22
                                                                             ------                   ------
                                                                             ------                   ------

TOTAL RETURN**<F62>                                                         (20.7)%                    22.1%++<F64>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                              $1,089                     $173
Ratio of net expenses to average net assets                                    2.3%+<F63>               2.0%*<F61>+<F63>
Ratio of net investment loss to average net assets                           (2.0)%+<F63>             (1.7)%*<F61>+<F63>
Portfolio turnover rate                                                       24.3%                    38.7%++<F64>

 *<F61>   Annualized.
**<F62> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F63> Reflects a voluntary reimbursement of fund expenses of 0.2% in 2001 and 0.6% in 2000. Without reimbursement the ratio of net expenses to average net assets would have been 2.5% in 2001 and 2.6% in 2000.
++<F64>   Not annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                                 BALANCE SHEETS
                                OCTOBER 31, 2001

                                                                       S&P 100                      PSE TECH 100      MANAGED
                                       TAX-EXEMPT     GOVERNMENT         PLUS         ACHIEVERS        INDEX          GROWTH
                                       ----------     ----------       -------        ---------     ------------      -------
ASSETS:

Investments:
   Cost basis
     of investments                    $34,308,227    $45,552,834    $224,416,449    $21,597,318    $640,020,072    $23,990,150
                                       -----------    -----------    ------------    -----------    ------------    -----------
                                       -----------    -----------    ------------    -----------    ------------    -----------

   Long-term investments
     in securities                     $35,327,813    $32,183,463    $232,062,425    $24,595,242    $364,429,728    $22,469,043
   Short-term investments                  764,958     14,864,013      24,283,605      2,532,417      62,138,976      2,512,542
                                       -----------    -----------    ------------    -----------    ------------    -----------
       Total investments
         (See Schedule of
         Investments)                   36,092,771     47,047,476     256,346,030     27,127,659     426,568,704     24,981,585

Receivables:
   Capital shares sold                       4,897        807,787         803,599            988         691,076         10,291
   Dividends and interest                  545,179        514,240         189,798         16,856          38,366          4,291
   Investments sold                             --             --         662,223        615,719         524,540             --
   Margin variation                             --             --           2,800          1,600          24,000             --
                                       -----------    -----------    ------------    -----------    ------------    -----------
       Total receivables                   550,076      1,322,027       1,658,420        635,163       1,277,982         14,582
Other assets                                 1,610          1,367          11,064          1,320          17,069            946
                                       -----------    -----------    ------------    -----------    ------------    -----------
       Total assets                    $36,644,457    $48,370,870    $258,015,514    $27,764,142    $427,863,755    $24,997,113
                                       -----------    -----------    ------------    -----------    ------------    -----------
                                       -----------    -----------    ------------    -----------    ------------    -----------

LIABILITIES:
Payables:
   Capital shares redeemed             $    23,330    $    31,160    $    403,404    $    56,982    $  1,124,376    $     2,298
   Distributions to shareholders            39,834         34,472              --             --              --             --
   Management fees                          18,040         16,556          78,033         17,306          90,312         13,865
   Other accrued expenses                   69,113         52,841         300,043         67,246         557,421         39,401
   Collateral on securities
     loaned, at value                           --     14,828,820      23,261,890      1,220,000      61,218,370      2,088,051
   Investments purchased                        --        438,232              --        437,720              --         76,584
   Other liabilities                            --            993              --             --              85             --
                                       -----------    -----------    ------------    -----------    ------------    -----------
       Total liabilities                   150,317     15,403,074      24,043,370      1,799,254      62,990,564      2,220,199
                                       -----------    -----------    ------------    -----------    ------------    -----------

NET ASSETS:
Capital stock                           38,157,505     34,905,603     205,295,127     21,749,112     573,945,775     23,293,943
Undistributed net
  investment income (losses)                12,330       (128,648)             --             --              --             --
Undistributed net realized gains
  (losses) on investments               (3,460,239)    (3,303,801)     (3,252,564)    (1,248,729)      4,378,784     (1,508,464)
Net unrealized appreciation
  (depreciation) on investments          1,784,544      1,494,642      31,929,581      5,464,505    (213,451,368)       991,435
                                       -----------    -----------    ------------    -----------    ------------    -----------
       Total net assets                 36,494,140     32,967,796     233,972,144     25,964,888     364,873,191     22,776,914
                                       -----------    -----------    ------------    -----------    ------------    -----------
       Total liabilities and
         net assets                    $36,644,457    $48,370,870    $258,015,514    $27,764,142    $427,863,755    $24,997,113
                                       -----------    -----------    ------------    -----------    ------------    -----------
                                       -----------    -----------    ------------    -----------    ------------    -----------

NET ASSET VALUE, OFFERING
  PRICE AND REDEMPTION
  PROCEEDS PER SHARE

Class A
   Net Asset Value                     $36,494,140    $32,619,972    $170,878,907    $24,080,951    $238,220,743    $15,340,909
   Shares Outstanding                    3,995,166      3,403,840       5,550,768      1,465,383      13,170,024      1,453,629
   Redemption Price                    $      9.13    $      9.58    $      30.78    $     16.43    $      18.09    $     10.55
                                       -----------    -----------    ------------    -----------    ------------    -----------
                                       -----------    -----------    ------------    -----------    ------------    -----------
   Offering Price                      $      9.46    $      9.93    $      32.49    $     17.34    $      19.09    $     11.13
                                       -----------    -----------    ------------    -----------    ------------    -----------
                                       -----------    -----------    ------------    -----------    ------------    -----------

Class B
   Net Asset Value                                                   $ 55,254,860    $ 1,710,661    $116,467,490    $ 6,347,100
   Shares Outstanding                                                   1,822,768        106,411       6,623,105        612,714
   Offering and
     Redemption Price                                                $      30.31    $     16.08    $      17.59    $     10.36
                                                                     ------------    -----------    ------------    -----------
                                                                     ------------    -----------    ------------    -----------

Class C
   Net Asset Value                                    $   347,824    $  7,838,377    $   173,276    $ 10,184,958    $ 1,088,905
   Shares Outstanding                                      36,326         257,194         10,655         568,860        103,925
   Redemption Price                                   $      9.58    $      30.48    $     16.26    $      17.90    $     10.48
                                                      -----------    ------------    -----------    ------------    -----------
                                                      -----------    ------------    -----------    ------------    -----------
   Offering Price                                     $      9.68    $      30.79    $     16.42    $      18.08    $     10.59
                                                      -----------    ------------    -----------    ------------    -----------
                                                      -----------    ------------    -----------    ------------    -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED OCTOBER 31, 2001

                                                                       S&P 100                      PSE TECH 100      MANAGED
                                       TAX-EXEMPT     GOVERNMENT         PLUS         ACHIEVERS        INDEX          GROWTH
                                       ----------     ----------       -------        ---------     ------------      -------
INVESTMENT INCOME:
Dividends                              $       --     $       --    $  3,187,037    $    350,874   $     812,408    $    42,352
Interest                                1,888,420      1,666,191         100,395          71,030          46,034         15,017
Security lending revenue                       --         34,488          13,428           2,547          99,830          3,569
                                       ----------     ----------    ------------    ------------   -------------    -----------
     Total investment
       income                           1,888,420      1,700,679       3,300,860         424,451         958,272         60,938
                                       ----------     ----------    ------------    ------------   -------------    -----------

EXPENSES:
Investment advisory fees                  221,475        187,182       1,051,045         279,999       1,385,786        147,644
Custodian fees                              3,648          6,648          31,201           5,699          86,922          2,204
Transfer agent fees                        42,343         41,813         457,555          64,868       1,087,182         36,349
Broker service fees                        93,612         79,964       1,042,812         108,318       2,007,404         79,872
Distribution fees -
  Class B & C                                  --            484         176,506           6,675         409,618         15,161
Professional fees                          30,982         36,139         120,064          48,755         200,444         33,865
Registration                               15,075         33,835          74,135          36,865         170,893         42,880
Communication                               1,734          4,823          62,770          13,180         216,575          6,288
Director fees                               3,226          2,685          31,561           4,321          59,816          1,403
Pricing of investments                      6,205          5,380           9,646           5,205          13,813          7,110
Administration fee                         36,912         31,197         271,727          37,333         467,686         19,686
Deferred organization expenses                 --             --              --              --           2,040             --
Other expenses                              1,593          3,160          83,213           3,257         148,436          2,361
                                       ----------     ----------    ------------    ------------   -------------    -----------
     Total expenses                       456,805        433,310       3,412,235         614,475       6,256,615        394,823

Less expenses absorbed
  by advisor                                   --             --              --              --              --        (37,892)
                                       ----------     ----------    ------------    ------------   -------------    -----------
     Net expenses                         456,805        433,310       3,412,235         614,475       6,256,615        356,931
                                       ----------     ----------    ------------    ------------   -------------    -----------
NET INVESTMENT INCOME (LOSS)            1,431,615      1,267,369        (111,375)       (190,024)     (5,298,343)      (295,993)
                                       ----------     ----------    ------------    ------------   -------------    -----------

NET REALIZED GAINS (LOSSES)
  ON INVESTMENTS                           98,302      1,180,359      (3,006,051)     (1,248,747)      4,134,273       (934,542)

NET UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS         2,362,232      1,156,940     (86,869,553)    (16,404,799)   (243,856,264)    (3,371,755)
                                       ----------     ----------    ------------    ------------   -------------    -----------
  Net gains (losses)
    on investments                      2,460,534      2,337,299     (89,875,604)    (17,653,546)   (239,721,991)    (4,306,297)
                                       ----------     ----------    ------------    ------------   -------------    -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS                      $3,892,149     $3,604,668    $(89,986,979)   $(17,843,570)  $(245,020,334)   $(4,602,290)
                                       ----------     ----------    ------------    ------------   -------------    -----------
                                       ----------     ----------    ------------    ------------   -------------    -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED OCTOBER 31, 2001

                                                                       S&P 100                      PSE TECH 100      MANAGED
                                       TAX-EXEMPT     GOVERNMENT         PLUS         ACHIEVERS        INDEX          GROWTH
                                       ----------     ----------       -------        ---------     ------------      -------
OPERATIONS:
Net investment income (loss)          $ 1,431,615    $ 1,267,369    $   (111,375)   $  (190,024)   $ (5,298,343)    $  (295,993)
Net realized gains
  (losses) on investments                  98,302      1,180,359      (3,006,051)    (1,248,747)      4,134,273        (934,542)
Net unrealized appreciation
  (depreciation) on investments         2,362,232      1,156,940     (86,869,553)   (16,404,799)   (243,856,264)     (3,371,755)
                                      -----------    -----------    ------------    -----------    ------------     -----------
     Net increase (decrease)
       in net assets resulting
       from operations                  3,892,149      3,604,668     (89,986,979)   (17,843,570)   (245,020,334)     (4,602,290)
                                      -----------    -----------    ------------    -----------    ------------     -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                  (1,423,343)    (1,267,171)             --             --              --              --
Net realized gains on investments              --             --      (5,000,319)    (3,314,239)   (111,619,758)             --
                                      -----------    -----------    ------------    -----------    ------------     -----------
     Total distributions               (1,423,343)    (1,267,171)     (5,000,319)    (3,314,239)   (111,619,758)             --
                                      -----------    -----------    ------------    -----------    ------------     -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued               355,010      7,154,099      52,341,722      2,827,961     139,225,669      12,592,186
Net asset value of shares
  issued in distributions                 891,332        772,711       4,590,930      2,945,905     102,391,486              --
Cost of shares redeemed                (4,648,016)    (7,785,605)    (45,945,789)    (8,444,396)   (144,779,763)     (2,361,584)
                                      -----------    -----------    ------------    -----------    ------------     -----------
     Net increase (decrease)
       in net assets from
       capital share transactions      (3,401,674)       141,205      10,986,863     (2,670,530)     96,837,392      10,230,602
                                      -----------    -----------    ------------    -----------    ------------     -----------
     Total increase (decrease)           (932,868)     2,478,702     (84,000,435)   (23,828,339)   (259,802,700)      5,628,312

NET ASSETS:
Balance at beginning
  of period                            37,427,008     30,489,094     317,972,579     49,793,227     624,675,891      17,148,602
                                      -----------    -----------    ------------    -----------    ------------     -----------
Balance at end of period              $36,494,140    $32,967,796    $233,972,144    $25,964,888    $364,873,191     $22,776,914
                                      -----------    -----------    ------------    -----------    ------------     -----------
                                      -----------    -----------    ------------    -----------    ------------     -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED OCTOBER 31, 2000

                                                                       S&P 100                      PSE TECH 100      MANAGED
                                       TAX-EXEMPT     GOVERNMENT         PLUS         ACHIEVERS        INDEX          GROWTH
                                       ----------     ----------       -------        ---------     ------------      -------
OPERATIONS:
Net investment income (loss)          $ 1,620,826    $ 1,939,298    $     53,741    $  (160,583)   $ (4,229,979)    $  (146,609)
Net realized gains
  (losses) on investments              (2,622,180)    (1,332,199)      4,983,105      3,318,740     116,194,452        (311,149)
Net unrealized appreciation
  (depreciation) on investments         4,063,442      1,146,974       6,757,789        524,454     (23,949,786)      3,848,771
                                      -----------    -----------    ------------    -----------    ------------     -----------
     Net increase
       in net assets resulting
       from operations                  3,062,088      1,754,073      11,794,635      3,682,611      88,014,687       3,391,013
                                      -----------    -----------    ------------    -----------    ------------     -----------

DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income                  (1,622,578)    (1,945,623)       (298,881)       (14,808)             --              --
Net realized gains on investments              --             --      (3,037,938)    (6,720,673)    (17,586,019)             --
                                      -----------    -----------    ------------    -----------    ------------     -----------
     Total distributions               (1,622,578)    (1,945,623)     (3,336,819)    (6,735,481)    (17,586,019)             --
                                      -----------    -----------    ------------    -----------    ------------     -----------

CAPITAL SHARE
  TRANSACTIONS:
Proceeds from shares issued               421,293      4,137,881     107,842,459      5,617,780     429,411,307       6,899,660
Net asset value of shares
  issued in distributions                 989,088      1,117,507       3,065,405      6,134,531      15,936,636              --
Cost of shares redeemed                (8,376,752)   (11,953,452)    (52,910,805)    (5,115,579)   (120,386,002)       (756,936)
                                      -----------    -----------    ------------    -----------    ------------     -----------
     Net increase (decrease) in
       net assets from capital
       share transactions              (6,966,371)    (6,698,064)     57,997,059      6,636,732     324,961,941       6,142,724
                                      -----------    -----------    ------------    -----------    ------------     -----------
     Total increase
       (decrease)                      (5,526,861)    (6,889,614)     66,454,875      3,583,862     395,390,609       9,533,737

NET ASSETS:
Balance at beginning
  of period                            42,953,869     37,378,708     251,517,704     46,209,365     229,285,282       7,614,865
                                      -----------    -----------    ------------    -----------    ------------     -----------
Balance at end of period              $37,427,008    $30,489,094    $317,972,579    $49,793,227    $624,675,891     $17,148,602
                                      -----------    -----------    ------------    -----------    ------------     -----------
                                      -----------    -----------    ------------    -----------    ------------     -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

1.   SIGNIFICANT ACCOUNTING POLICIES --

     North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with ten funds: Tax-Exempt Fund, Government Fund, S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund, Wisconsin Tax-Exempt Fund, Cash Reserve Fund, Managed Growth Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. This report contains the information for the Tax-Exempt Fund, Government Fund, S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund and Managed Growth Fund. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares.

     The S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund and Managed Growth Fund each offer three classes of shares - Class A Shares, Class B Shares and Class C Shares. The Government Fund offers Class A and Class C Shares. Each class represents interests in the same portfolio of investments of each Fund and are substantially the same in all respects except that the classes are subject to different sales load structures and 12b-1 fees.

     The following is a summary of the significant accounting policies of North Track.

     (a)  Security Valuation

          Exchange traded securities, including futures contracts and options, and over-the-counter securities are valued at the last sales price as of the close of regular trading on the valuation day or lacking any sales, at the latest bid quotation.

          Long-term tax-exempt securities are valued at market using quotations by an independent pricing service. When in the judgement of the pricing service quoted bid prices are readily available these investments are valued at the mean of the quoted bid and ask prices.

          Long-term taxable fixed income securities are valued at market using quotations provided by an independent pricing service. Short-term investments are valued at amortized cost, which approximates market value.

          Securities for which market quotations are not readily available are valued at their fair value as determined in good faith using procedures adopted by North Track's Board of Directors. This includes directing that valuations published by a pricing service be used to value securities for which daily prices are not readily available (which may constitute a majority of the Tax-Exempt Fund's securities). Values are determined by the pricing service using methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

     (b)  Option Transactions

          For hedging purposes, the S&P 100 Plus, PSE Tech 100 Index and Achievers Funds may buy and sell put and call options, write covered call options on fund securities, write cash-secured puts, and write call options that are not covered for cross-hedging purposes. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

          Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

          There were no option contracts purchased or sold by any of the Funds for the fiscal year ended October 31, 2001.

     (c)  Futures Contracts

          The S&P 100 Plus, PSE Tech 100 Index and Achievers Funds may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are based upon their quoted daily settlement prices.

          Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

     (d)  Net Realized Gains and Losses and Investment Income

          Net realized gains and losses on securities sales (including options) are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Total net realized gains (losses) on investments for the period ended October 31, 2001, were comprised of the following:

                                                                       S&P 100                      PSE TECH 100      MANAGED
                                       TAX-EXEMPT     GOVERNMENT         PLUS         ACHIEVERS        INDEX          GROWTH
                                       ----------     ----------       -------        ---------     ------------      -------
          Net realized gains (losses)
            on investment                $98,302     $1,180,359      $(2,174,460)   $(1,077,925)     $6,247,199      $(934,542)
          Net realized (losses)
            on options and futures            --             --         (831,591)      (170,822)     (2,112,926)            --
                                         -------     ----------      -----------    -----------      ----------      ---------
          Total net realized gains
            (losses) on investments      $98,302     $1,154,151      $(3,006,051)   $(1,248,747)     $4,134,273      $(934,542)
                                         -------     ----------      -----------    -----------      ----------      ---------
                                         -------     ----------      -----------    -----------      ----------      ---------

     (e)  Federal Income Taxes

          Provision has not been made for Federal income taxes since each fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of October 31, 2001, the Tax-Exempt Fund has capital loss carryforwards of $852,719 and $2,607,520 expiring in 2007 and 2008, respectively. As of October 31, 2001, the Government Fund has capital loss carryforwards of $852,529, $151,408, $1,001,047 and $1,292,748 expiring in 2002, 2005, 2007 and
          2008, respectively. As of October 31, 2001, the S&P 100 Plus Fund has a capital loss carryforward of $2,753,885 expiring in 2009. As of October 31, 2001, the Achievers Fund has a capital loss carryforward of $1,289,314 expiring in 2009. As of October 31, 2001, the Managed Growth Fund has capital loss carryforwards of $256,063, $306,274 and $824,978 expiring in 2007, 2008 and 2009, respectively. It is management's intention to make no distribution of any future realized capital gains until the Federal income tax capital loss carry forwards are exhausted. The PSE Tech 100 Index hereby designates approximately $5,703,000 as long-term capital gains for purposes of the dividends paid deduction.

          The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at October 31, reclassifications were recorded to increase undistributed net investment income by $26,820, $111,375, $190,024, $5,298,343 and $295,993 in the
          Government, S&P 100 Plus, Achievers, PSE Tech 100 Index, and Managed Growth Funds; decrease capital stock by $111,375, $190,024, $5,298,343 and $295,993 in the S&P 100 Plus, Achievers, PSE Tech 100 Index and Managed Growth Funds; and decrease undistributed net realized gains by $26,820 in the Government Fund. There were no reclassifications in the Tax-Exempt Fund.

     (f)  Expenses

          Expenses associated with a specific Fund are charged to that Fund as they are incurred. Common expenses are allocated, as incurred, between the funds based upon the ratio of the net assets of each Fund to the combined net assets of the Funds.

     (g)  Distributions to Shareholders

          Dividends to shareholders are recorded on the ex-dividend date.

     (h)  Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES -

     B.C. Ziegler and Company ("BCZ") is investment advisor for all of the Funds covered in this report pursuant to an Investment Advisory Agreement ("Agreement"). BCZ is a wholly owned subsidiary of The Ziegler Companies, Inc. Certain officers and directors of North Track are affiliated with BCZ. Under the Agreement, the Tax-Exempt and Government Funds pay BCZ a monthly fee based upon the average daily net assets of each Fund at the rate of .60% of the first $50,000,000 of each Fund's average daily net assets, reducing to .50% on the next $200,000,000 of each Fund's average daily net assets and .40% of each Fund's average daily net assets in excess of $250,000,000.

     The S&P 100 Plus Fund pays BCZ a monthly fee based upon the S&P 100 Plus average daily net assets at the rate of 0.575% of the first $20,000,000, .45% of the next $30,000,000, .40% of the next $50,000,000, .35% of the next $400,000,000 and .30% of assets over $500,000,000.

     The Achievers Fund pays BCZ a monthly fee based upon the Achievers average daily net assets at the rate of .75% of the first $250,000,000 of average daily net assets, reducing to .70% on the next $250,000,000 and .65% on the average daily net assets of over $500,000,000.

     The PSE Tech 100 Index Fund pays BCZ a monthly fee based upon the PSE Tech 100 Index average daily net assets at the rate of .50% of the first $50,000,000 of average daily net assets, .30% of the next $200,000,000 of average daily net assets, .25% of the next $250,000,000 of average daily net assets and .20% of average daily net assets in excess of $500,000,000.

     Pursuant to the Agreement, BCZ has retained Geneva Capital Management ("Geneva") to manage the Managed Growth Fund. The Managed Growth Fund pays BCZ a monthly fee based on the average daily net assets of the Fund at the rate of .75% of the first $250,000,000 of the Fund's average daily assets, and .65% on the average daily net assets exceeding $250,000,000. BCZ pays Geneva 50% of the fee paid by the Managed Growth Fund.

     The Advisor voluntarily reimbursed the Managed Growth Fund $37,892 during the twelve month period ended October 31, 2001. The Advisor is not obligated to continue the voluntary reimbursement in the future.

     BCZ has an Accounting and Pricing Agreement with North Track to perform accounting and pricing services and also an Administrative Service Agreement. In addition, each Fund pays BCZ commissions on sales of Fund shares and 12b-1 fees. The commissions, accounting and pricing fees, and administrative service fees, and 12b-1 or distribution fees paid to BCZ for the period ended October 31, 2001, were as follows for each Fund:

                                                            COMMISSIONS     ACCOUNTING
                                            ADMINISTRATIVE       ON        AND PRICING
                                                 FEES       FUND SHARES        FEES        12B-1 FEES
                                            --------------  -----------    -----------     ----------
     Tax-Exempt Fund                          $  37,028      $    3,727     $  21,103      $  54,475
     Government Fund                             31,040          11,458        19,312         56,019
     S&P100 Plus Fund                           277,544         333,382        72,608        341,973
     Achievers Fund                              39,061          15,189        21,808         71,979
     PSE Tech 100 Index Fund                    488,639         366,241        93,875        244,269
     Managed Growth Fund                         19,139          62,069        19,000         14,601
                                               --------        --------      --------       --------
                                 TOTAL         $892,451        $792,066      $247,706       $783,316
                                               --------        --------      --------       --------
                                               --------        --------      --------       --------

     During the period ended October 31, 2001, BCZ received $5,577 and $1,570 representing commissions from the purchases and sales of investments of the S&P 100 Plus Fund and Achievers Fund, respectively.

3.   INVESTMENT TRANSACTIONS --

     Purchases and proceeds from sales of securities, excluding short-term investments, for the period ended October 31, 2001 aggregated:

                                             PURCHASES      PROCEEDS FROM SALES
                                             ---------      -------------------
     Tax-Exempt Fund                        $ 2,254,830        $  5,515,605
     Government Fund                         70,402,389          69,929,026
     S&P100 Plus Fund                        59,124,489          53,612,213
     Achievers Fund                          22,192,358          28,870,694
     PSE Tech 100 Index Fund                104,276,356         119,470,312
     Managed Growth Fund                     13,624,202           3,836,402

     Net unrealized appreciation (depreciation) on investments as of October 31, 2001, included:

                                                                       S&P 100                      PSE TECH 100      MANAGED
                                       TAX-EXEMPT     GOVERNMENT         PLUS         ACHIEVERS        INDEX          GROWTH
                                       ----------     ----------       -------        ---------     ------------      -------
     Gross unrealized appreciation     $ 1,795,441    $ 1,348,561   $ 77,268,293     $ 7,518,027   $  53,202,247    $ 3,216,242
     Gross unrealized (depreciation)       (10,897)            --    (45,837,391)     (2,012,937)   (267,911,726)    (2,345,956)
                                       -----------    -----------   ------------     -----------   -------------    -----------
     Net unrealized appreciation
       (depreciation)                  $ 1,784,544    $ 1,348,561   $ 31,430,902     $ 5,505,090   $(214,709,479)   $   870,286
                                       -----------    -----------   ------------     -----------   -------------    -----------
                                       -----------    -----------   ------------     -----------   -------------    -----------
     Cost of investments               $34,308,227    $45,698,915   $224,915,128     $21,622,569   $ 641,278,183    $24,111,299
                                       -----------    -----------   ------------     -----------   -------------    -----------
                                       -----------    -----------   ------------     -----------   -------------    -----------

4.   LINE OF CREDIT --

     North Track has an available line of credit of $15,000,000. However, each Fund's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current Prime Rate. Each Fund's policies allow borrowings for temporary or emergency purposes.

5.   SECURITIES LENDING --

     Funds may lend securities from time to time in order to earn additional income. Each Fund receives initial collateral in the form of cash or U.S Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. North Track also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Funds. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government; securities meeting pre-established rating criteria or qualified money market portfolios. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of North Track. As with other extensions of credit, there is risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy.

     The value of the cash collateral at period end is reported on each Fund's Balance Sheet. Earnings from the cash collateral is recorded in the Statements of Operations.

6.   CAPITAL SHARE TRANSACTIONS --

     (a) North Track has authorized common stock of ten billion shares with a par value of $.001 per share. Its shares are divided into ten mutual fund series: Wisconsin Tax-Exempt Fund, Government Fund, Tax-Exempt Fund, S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Cash Reserve Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. Each Fund (other than the Cash Reserve Fund) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have designated Class B (contingent deferred sales charge) shares. The S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Government Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have designated Class C (front-end and contingent deferred sales charge) shares. The Cash Reserve Fund has designated three classes of shares: Class X (Retail Shares); Class B (CDSC Retail Shares); and Class Y (Institutional Shares). The authorized shares of common stock may be allocated to any of the above Funds or to new funds as determined by the Board of Directors. The shares of each Fund have equal rights and privileges with all other shares of that Fund.

     (b) Capital share activity during the twelve months ended October 31, 2000 and twelve months ended October 31, 2001, were as follows:

                                                                       S&P 100                      PSE TECH 100      MANAGED
                                       TAX-EXEMPT     GOVERNMENT         PLUS         ACHIEVERS        INDEX          GROWTH
                                       ----------     ----------       -------        ---------     ------------      -------
     SHARES OUTSTANDING
       AT OCTOBER 31, 1999             5,221,949      4,192,332        5,166,251      1,486,317       6,238,435       588,424
       Shares issued                      51,119        442,214        1,466,413        123,931       7,139,352       395,065
       Shares issued in distributions    119,051        127,216           60,632        219,376         377,787            --
       Shares redeemed                (1,012,739)    (1,358,733)      (1,014,077)      (162,101)     (2,656,167)      (43,767)
                                       ---------      ---------        ---------      ---------      ----------     ---------

     SHARES OUTSTANDING
       AT OCTOBER 31, 2000             4,379,380      3,403,029        5,679,219      1,667,523      11,099,407       939,722
       Shares issued                      39,974        693,493          805,242         65,530       4,417,706       658,404
       Shares issued in distributions    100,104         82,824           87,500        112,468       2,354,224            --
       Shares redeemed                  (524,292)      (775,506)      (1,021,193)      (380,138)     (4,701,313)     (144,497)
                                       ---------      ---------        ---------      ---------      ----------     ---------

     SHARES OUTSTANDING
       AT OCTOBER 31, 2001             3,995,166      3,403,840        5,550,768      1,465,383      13,170,024     1,453,629
                                       ---------      ---------        ---------      ---------      ----------     ---------
                                       ---------      ---------        ---------      ---------      ----------     ---------

                                                                       S&P 100                      PSE TECH 100      MANAGED
     CLASS B SHARES                                                      PLUS         ACHIEVERS        INDEX          GROWTH
     --------------                                                    -------        ---------     ------------      -------
     SHARES OUTSTANDING
       AT OCTOBER 31, 1999                                               898,673         37,793       2,232,063       169,934
       Shares issued                                                     880,690         72,745       3,710,002       196,917
       Shares issued in distributions                                     10,336          7,290         157,635            --
       Shares redeemed                                                  (188,423)       (18,934)       (423,251)      (22,269)
                                                                       ---------        -------       ---------       -------

     SHARES OUTSTANDING
       AT OCTOBER 31, 2000                                             1,601,276         98,894       5,676,449       344,582
       Shares issued                                                     440,129         58,898       1,212,849       330,647
       Shares issued in distributions                                     22,889          7,496       1,283,676            --
       Shares redeemed                                                  (241,526)       (58,877)     (1,549,869)      (62,515)
                                                                       ---------        -------       ---------       -------

     SHARES OUTSTANDING
       AT OCTOBER 31, 2001                                             1,822,768        106,411       6,623,105       612,714
                                                                       ---------        -------       ---------       -------
                                                                       ---------        -------       ---------       -------

                                                                       S&P 100                      PSE TECH 100      MANAGED
     CLASS C SHARES                                   GOVERNMENT         PLUS         ACHIEVERS        INDEX          GROWTH
     --------------                                   ----------       -------        ---------     ------------      -------
     SHARES OUTSTANDING
       AT MAY 8, 2000 (Commencement of Operations)           --               --             --              --            --
       Shares issued                                     28,030           76,140          2,367         316,639        13,105
       Shares issued in distributions                       149               --             --              --            --
       Shares redeemed                                   (2,488)            (685)            --          (5,057)          (46)
                                                         ------          -------         ------         -------       -------

     SHARES OUTSTANDING
       AT OCTOBER 31, 2000                               25,691           75,455          2,367         311,582        13,059
       Shares issued                                     72,558          213,691         10,001         332,079        93,512
       Shares issued in distributions                       693            1,374            340          66,121            --
       Shares redeemed                                  (62,616)         (33,326)        (2,053)       (140,922)       (2,646)
                                                         ------          -------         ------         -------       -------

     SHARES OUTSTANDING
       AT OCTOBER 31, 2001                               36,326          257,194         10,655         568,860       103,925
                                                         ------          -------         ------         -------       -------
                                                         ------          -------         ------         -------       -------

     (c) For the S&P 100 Plus, Achievers, PSE Tech 100 Index and the Managed Growth Funds, the maximum offering price per Class A Share is computed based on a maximum sales charge of 5.25% of the offering price or 5.54% of the net asset value. For the purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 94.75.

          For the Tax-Exempt and Government Funds, the maximum offering price per share is computed based on a maximum sales charge of 3.50% of the offering price or 3.62% of the net asset value. For these funds the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

          For the Government, S&P 100 Plus, Achievers, PSE Tech 100 Index and Managed Growth Funds, the maximum offering price per Class C shares is computed based on a maximum sales charge of 1.00% of the offering price or 1.01% of the net asset value.

          For those Funds the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 99.

7.   FUTURES CONTRACTS WRITTEN --

     An analysis of the futures contracts written for the year ended October 31, 2001, in the S&P 100 Plus, PSE Tech 100 Index and Achievers Funds, respectively, were as follows:

                                                                                                  AGGREGATE FACE
                                                                      NUMBER OF CONTRACTS       VALUE OF CONTRACTS
                                                                      -------------------       ------------------
     S&P 100 PLUS FUND:
     Outstanding at October 31, 2000                                            7                  $  2,656,556
     Contracts opened                                                          34                     9,833,918
     Contracts closed                                                         (34)                  (10,565,411)
                                                                             ----                  ------------
     Outstanding at October 31, 2001                                            7                  $  1,925,063
                                                                             ----                  ------------
                                                                             ----                  ------------

                                                                                                  AGGREGATE FACE
                                                                      NUMBER OF CONTRACTS       VALUE OF CONTRACTS
                                                                      -------------------       ------------------
     PSE TECH 100 INDEX FUND:
     Outstanding at October 31, 2000                                           90                  $  9,774,719
     Contracts opened                                                          31                     7,000,120
     Contracts closed                                                        (111)                  (15,371,649)
                                                                             ----                  ------------
     Outstanding at October 31, 2001                                           10                  $  1,403,190
                                                                             ----                  ------------
                                                                             ----                  ------------

                                                                                                  AGGREGATE FACE
                                                                      NUMBER OF CONTRACTS       VALUE OF CONTRACTS
                                                                      -------------------       ------------------
     ACHIEVERS FUND:
     Outstanding at October 31, 2000                                            0                  $          0
     Contracts opened                                                           8                     2,416,022
     Contracts closed                                                          (4)                   (1,287,986)
                                                                             ----                  ------------
     Outstanding at October 31, 2001                                            4                  $  1,128,036
                                                                             ----                  ------------
                                                                             ----                  ------------

     The number of financial futures contracts and the gross unrealized depreciation, as of October 31, 2001, for each Fund were as follows:

                                                                                                      UNREALIZED
                                                                      NUMBER OF CONTRACTS           (DEPRECIATION)
                                                                      -------------------           --------------
     S&P 100 PLUS FUND:
     S&P 500 Index Futures Contract expiring March 2002                         7                      $(66,213)
     ACHIEVERS FUND:
     S&P 500 Index Futures Contract expiring March 2002                         4                      $(65,836)
     PSE TECH 100 INDEX FUND:
     NASDAQ 100 Index Futures Contracts expiring December 2001                 10                      $(34,190)

8.   SELECT VALUE PORTFOLIO PLAN OF REORGANIZATION --

     On February 22, 2001 a Special Meeting of Shareholders of the Select Value Portfolio was held to consider a Plan of Reorganization whereby Nationwide Mutual Funds on behalf of Nationwide (Gartmore) Value Opportunities Fund would acquire substantially all of the assets, net of liabilities, of the North Track (formerly Principal Preservation) Select Value Portfolio. In exchange, Select Value Shares of Class A and B would receive aggregate net assets of the Value Opportunities Funds having a value equal to the net asset value of the Select Value Portfolio assets acquired. Upon this transfer the Select Value Portfolio would dissolve and distribute the shares of the Value Opportunities Fund pro rata to its shareholders. The Select Value Portfolio shareholders would thereby become shareholders of the Value Opportunities Fund and own the same class of shares they held in the Select Value Portfolio.

     The Plan was approved by Select Value Shareholders and the transaction was effective close of business on March 2, 2001 at which time the net assets and shares of the Select Value Portfolio were as follows:

                                    OUTSTANDING SHARES      NET ASSETS
                                    ------------------      ----------
          Select Value Class A           603,768            $7,329,504
          Select Value Class B           107,978            $1,287,934

     Select Value Portfolios shares were converted to shares of Value Opportunities Fund at a rate of .918305 for Class A and .903787 for Class B.

     The Board of Directors of North Track has received a legal opinion from its counsel that, subject to certain conditions, the transaction is tax free for federal income tax purposes to shareholders of the Select Value Portfolio and to each of the Funds.

9.   CHANGE IN ACCOUNTING PRINCIPLE --

     As required, effective November 1, 2000, North Track has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities for all funds. Prior to November 1, 2000 the Fund did not amortize premiums on debt securities for the Government Fund. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $166,220 reduction in the cost of securities and a corresponding $166,220 increase in net unrealized appreciation, based on securities held in the Fund on November 1, 2000.

10.  SUBSEQUENT EVENT --

     On December 10, 2001, the Board of Directors approved the proposed merger of the Achievers Fund with the S&P 100 Plus Fund. This is anticipated to occur in April, 2002 and awaits the approval of shareholders.

                            NORTH TRACK FUNDS, INC.

                                TAX-EXEMPT FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2001

   NUMBER
 OF SHARES                                                                                   S&P     MOODY'S        MARKET
OR PAR VALUE                      DESCRIPTION                                               RATING    RATING        VALUE
------------                      -----------                                               ------    ------        ------

LONG-TERM TAX-EXEMPT SECURITIES -- 96.8%

ALABAMA -- 5.7%
 $1,000,000    The Board of Trustees of Alabama Agricultural and Mechanical                  AAA       Aaa        $ 1,031,250
               University Revenue Bonds, Series 1998, 5.00%, due 11-01-2016

  1,000,000    City of Tuscaloosa, Alabama, General Obligation Bonds, Series 2000,           AA-       Aa3          1,065,000
               5.75%, due 01-01-2020

COLORADO -- 8.6%
  1,000,000    Colorado Post Secondary Educational Facilities Authority Revenue              AAA        A2          1,051,250
               Refunding Bonds (University of Denver Project), 6.00%, due 03-01-2016

  1,000,000    City of Colorado Springs, Colorado, Revenue Bonds (The Colorado               AA-       Aa3          1,016,250
               College Project), Series 1999, 5.25%, due 06-01-2024

  1,000,000    City of Westminster, Colorado, Sales and Use Tax Revenue Refunding             AA        NR          1,062,500
               and Improvement Bonds, Series 1997A, 5.60%, due 12-01-2016

CONNECTICUT -- 3.0%
  1,000,000    City of New Haven, Connecticut, General Obligation Bonds Issue of 2000,       AAA       Aaa          1,097,500
               Series B, 5.75%, due 11-01-2018

ILLINOIS -- 10.6%
  1,000,000    Public Building Commission of Chicago Building Revenue Bonds,                 AAA       Aaa          1,276,250
               Series A of 1990, (Board of Education of the City of Chicago), 7.00%,
               due 01-01-2020

  1,250,000    State of Illinois General Obligation Bond, 5.60%, due 04-01-2020              AAA       Aaa          1,310,938

  1,000,000    Community Unit School District #116, Lake County, Illinois                    AAA       Aaa          1,300,000
               (Round Lake) School Bonds, Series 1996, 7.60%, due 02-01-2014

INDIANA -- 13.2%
  1,500,000    Indiana State Office Building Commission Capitol Complex Revenue              AAA       Aaa          1,927,500
               Bonds, Series 1990A, (Senate Avenue Parking Facility), 7.40%,
               due 07-01-2015

  1,000,000    Indianapolis - Marion County Public Library, Indianapolis, Indiana,            NR       Aa2          1,086,250
               General Obligation Bonds, Series 2000, 5.90%, due 01-01-2017

  1,500,000    The Indianapolis Local Public Improvement Bond Bank, Series 1992D              AA        NR          1,805,625
               Bonds, 6.750%, due 02-01-2014

MAINE -- 2.8%
  1,000,000    Maine Turnpike Authority Special Obligation Refunding Bonds,                  AAA       Aaa          1,015,000
               Series 1998, 5.00%, due 07-01-2018

MASSACHUSETTS -- 5.8%
  1,000,000    City of Springfield, Massachusetts, General Obligation State Qualified        AAA       Aaa          1,017,500
               Municipal Purpose Loan of 1998 Bonds, 5.00%, due 11-15-2018

  1,000,000    Town of Sterling, Massachusetts, General Obligation School                     NR       Aaa          1,111,250
               Construction Bonds Unlimited Tax, 6.00%, due 02-15-2020

MICHIGAN -- 8.8%
  1,000,000    Dexter Community Schools, Counties of Washtenaw and Livingston,               AAA       Aaa          1,055,000
               State of Michigan, 1998 School Building and Site Bonds, (Unlimited
               Tax General Obligation), 5.10%, due 05-01-2018

  1,000,000    Board of Control of Northern Michigan University, General Revenue             AAA       Aaa          1,013,750
               Bonds, Series 1997, 5.125%, due 12-01-2020

  1,000,000    West Bloomfield, Michigan, School District General Obligation Bond,           AAA       Aaa          1,151,250
               5.85%, due 05-01-2016

MINNESOTA -- 2.7%
  1,000,000    Minnesota Public Facilities Authority, Water Pollution Control Revenue        AAA       Aaa            988,750
               Bonds, Series 1998A, 4.75%, due 03-01-2019

MISSISSIPPI -- 2.8%
  1,000,000    Certificates of Participation, (East Mississippi Correctional Facility        AAA       Aaa          1,013,750
               Project), Series 1997, Payments under Lease/Purchase Agreement,
               5.00%, due 01-01-2018

NEW MEXICO -- 2.9%
  1,000,000    Bernalillo County, New Mexico, Gross Receipts Tax Refunding                    AA       Aa3          1,055,000
               Revenue Bonds, Series 1998, 5.25%, due 04-01-2027

NEW YORK -- 3.1%
  1,000,000    County of Monroe, New York, General Obligation Bonds Public                    AA       Aa2          1,152,500
               Improvement Refunding Bonds-1996, Series A, 6.00%, due 03-01-2019

OKLAHOMA -- 3.2%
  1,000,000    Tulsa Industrial Authority Revenue and Refunding Bonds, (The                  AAA       Aaa          1,170,000
               University of Tulsa), Series 1996A, 6.00%, due 10-01-2016

PENNSYLVANIA -- 2.8%
  1,000,000    Public Auditorium Authority of Pittsburgh and Allegheny County,               AAA       Aaa          1,023,750
               (Allegheny County, Pennsylvania), Hotel Room Excise Tax Revenue
               Bonds, Series of 1999, 5.00%, due 02-01-2017
SOUTH CAROLINA -- 2.8%
  1,000,000    City of Spartanburg, South Carolina, Water System Refunding                   AAA       Aaa          1,012,500
               Revenue Bonds, Series 1997, 5.00%, due 06-01-2019

TENNESSEE -- 2.8%
  1,000,000    Harpeth Valley Utilities District of Davidson and Williamson Counties,        AAA       Aaa          1,007,500
               Tennessee, Utilities Improvement Revenue Bonds, Series 1998,
               5.05%, due 09-01-2020

TEXAS -- 2.8%
  1,000,000    Texas Water Development Board, State Revolving Fund Senior Lien               AAA       Aaa          1,007,500
               Revenue Bonds Program, Series 1997B, 5.00%, due 07-15-2019

WISCONSIN -- 9.5%
  1,300,000    Marinette County, Wisconsin, General Obligation Refunding Bonds,               NR       Aaa          1,495,000
               6.50%, due 09-01-2018

  1,000,000    School District of Waupun, Dodge and Fond du Lac Counties, Wisconsin,          NR       Aaa            987,500
               General Obligation Refunding Bonds, 4.75%, due 04-01-2018

  1,000,000    Wisconsin State Transportation Revenue Refunding Bonds, Series B,             AAA       Aaa            976,250
               4.75%, due 07-01-2019

WYOMING -- 2.9%
  1,000,000    The Trustees of the University of Wyoming Facilities Improvement              AAA       Aaa          1,043,750
               and Refunding Revenue Bonds, Series 1999, 5.50%, due 06-01-2019                                    -----------

Total Long-Term Tax-Exempt Securities (Cost $33,543,269)                                                           35,327,813
                                                                                                                  -----------

SHORT-TERM INVESTMENTS -- 2.1%

MONEY MARKET
    764,958    AIM Tax Free Cash Fund                                                                                 764,958
                                                                                                                  -----------

Total Short-Term Investments                                                                                          764,958
                                                                                                                  -----------

Total Investments                                                                                                 $36,092,771
                                                                                                                  -----------
                                                                                                                  -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                                GOVERNMENT FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2001

   NUMBER
 OF SHARES                                                                          INTEREST                        MARKET
OR PAR VALUE                 DESCRIPTION                                              RATE         MATURITY         VALUE
------------                 -----------                                            --------       --------         ------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 97.6%

U.S. GOVERNMENT OBLIGATIONS -- 89.6%
 $1,000,000    U.S. Treasury Note                                                     5.000%       02/15/11       $ 1,055,781
  1,000,000    U.S. Treasury Note                                                     6.500%       02/15/10         1,160,859
    350,000    U.S. Treasury Note                                                    10.375%       11/15/09           421,668
  1,115,000    U.S. Treasury Note                                                     6.000%       08/15/09         1,252,850
    350,000    U.S. Treasury Note                                                     8.750%       11/15/08           391,261
    750,000    U.S. Treasury Note                                                     5.625%       05/15/08           822,128
  1,000,000    U.S. Treasury Note                                                     5.500%       02/15/08         1,090,390
  1,000,000    U.S. Treasury Note                                                     6.125%       08/15/07         1,119,453
    550,000    U.S. Treasury Note                                                     6.625%       05/15/07           628,181
    500,000    U.S. Treasury Note                                                     6.250%       02/15/07           560,898
    500,000    U.S. Treasury Note                                                     6.875%       05/15/06           569,785
  2,500,000    U.S. Treasury Note                                                     4.625%       05/15/06         2,616,405
    500,000    U.S. Treasury Bond                                                     9.375%       02/15/06           616,973
    400,000    U.S. Treasury Note                                                     5.625%       02/15/06           434,968
    650,000    U.S. Treasury Note                                                     6.500%       08/18/05           724,242
  1,100,000    U.S. Treasury Bond                                                    10.750%       08/15/05         1,388,534
  1,000,000    U.S. Treasury Note                                                     7.875%       11/15/04         1,140,742
    500,000    U.S. Treasury Note                                                     5.875%       11/15/04           541,992
  1,000,000    U.S. Treasury Note                                                     6.000%       08/15/04         1,083,750
  1,450,000    U.S. Treasury Note                                                     7.250%       05/15/04         1,608,990
  1,000,000    U.S. Treasury Note                                                     5.875%       02/15/04         1,072,148
    375,000    U.S. Treasury Note                                                     4.750%       02/15/04           392,915
    500,000    U.S. Treasury Bond                                                    11.875%       11/15/03           592,520
    500,000    U.S. Treasury Note                                                    11.125%       08/15/03           576,152
    950,000    U.S. Treasury Note                                                     5.750%       08/15/03         1,006,406
  1,100,000    U.S. Treasury Note                                                     5.375%       06/30/03         1,155,429
  1,000,000    U.S. Treasury Note                                                     5.750%       04/30/03         1,052,343
    850,000    U.S. Treasury Note                                                     5.500%       03/31/03           889,212
  1,000,000    U.S. Treasury Note                                                     4.250%       03/31/03         1,028,867
  1,000,000    U.S. Treasury Note                                                     5.500%       02/28/03         1,044,101
    950,000    U.S. Treasury Note                                                     5.625%       11/30/02           986,107
    500,000    U.S. Treasury Note                                                     6.375%       08/15/02           517,246
                                                                                                                  -----------
Total U.S. Government Obligations                                                                                  29,543,296
                                                                                                                  -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 8.0%
    319,396    Pool 3077                                                              7.000%       04/20/16           335,047
  1,208,768    Pool 3088                                                              6.500%       05/20/16         1,259,082
    997,356    Pool 780852                                                            6.500%       09/15/13         1,046,038
                                                                                                                  -----------
Total Agency Obligations                                                                                            2,640,167
                                                                                                                  -----------
Total U.S. Government and Agency Obligations (Cost $30,688,821)                                                    32,183,463
                                                                                                                  -----------

SHORT-TERM INVESTMENTS -- 45.1%

MONEY MARKET
     35,193    Highmark 100% Treasury Money Market Fund Fiduciary Shares                                               35,193
               Short Term Investments Held as Collateral for Loaned Securities                                     14,828,820
                                                                                                                  -----------
Total Short-Term Investments                                                                                       14,864,013
                                                                                                                  -----------
Total Investments                                                                                                 $47,047,476
                                                                                                                  -----------
                                                                                                                  -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                               S&P 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2001

                                                      NUMBER
                                                     OF SHARES        MARKET
                                                   OR PAR VALUE       VALUE
                                                   ------------       ------

COMMON STOCK -- 99.2%

CONSUMER  DISCRETIONARY -- 13.1%
*<F65> AOL Time Warner Inc.                           197,790     $  6,173,026
       Black & Decker Corporation                       3,390          112,175
*<F65> Clear Channel Communications, Inc.              24,400          930,128
       Walt Disney Company                             87,140        1,619,933
       Eastman Kodak Company                           11,520          294,566
       Ford Motor Co.                                  60,900          977,445
       General Motors Corporation                      22,660          936,311
*<F65> Harrah's Entertainment, Inc.                     4,940          143,902
       The Home Depot, Inc.                            97,790        3,738,512
       Limited (The), Inc.                             17,720          197,578
       May Department Stores Company                   12,490          392,810
       McDonald's Corporation                          41,730        1,087,901
       Radioshack Corporation                           7,750          193,673
       Sears, Roebuck and Co.                          13,950          540,842
*<F65> Toys R Us, Inc.                                  8,520          161,880
*<F65> Viacom Inc.                                     74,940        2,736,059
       Wal-Mart Stores, Inc.                          203,220       10,445,508
                                                                  ------------
                                                                    30,682,249
                                                                  ------------

CONSUMER STAPLES -- 9.1%
       Avon Products, Inc.                              9,970          466,895
       Campbell Soup Company                           16,650          470,196
       Coca-Cola Company                               89,170        4,269,460
       Colgate-Palmolive Company                       22,940        1,319,509
       Gillette Company                                44,050        1,369,514
       Heinz (H.J.) Company                            14,520          616,229
       PepsiCo, Inc.                                   73,880        3,598,695
*<F65> Philip Morris Companies Inc.                    89,000        4,165,200
       Procter & Gamble Company                        53,510        3,947,968
       Ralston Purina Group                            12,780          419,056
       Sara Lee Corporation                            32,030          713,949
                                                                  ------------
                                                                    21,356,671
                                                                  ------------

ENERGY -- 5.7%
       Baker Hughes Incorporated                       13,850          496,246
       Exxon Mobil Corporation                        286,670       11,309,131
       Halliburton Company                             17,520          432,569
       Schlumberger Limited                            23,910        1,157,722
                                                                  ------------
                                                                    13,395,668
                                                                  ------------

FINANCIAL SERVICES -- 15.9%
       American International Group,  Inc.            108,846        8,555,296
       American Express Company                        55,570        1,635,425
       Bank One Corporation                            48,310        1,603,409
       Bank of America Corporation                     66,100        3,899,239
       Citigroup Inc.                                 209,160        9,520,963
       The Hartford Financial
         Services Group, Inc.                           9,390          507,060
       J.P. Morgan Chase & Co.                         82,360        2,912,250
       Lehman Brothers Holdings Inc.                    9,980          623,351
       Merrill Lynch & Co., Inc.                       34,850        1,523,293
       Morgan Stanley Dean Witter & Co.                44,860        2,194,551
       US Bancorp                                      79,629        1,415,804
       Wells Fargo & Company                           71,420        2,821,090
                                                                  ------------
                                                                    37,211,731
                                                                  ------------

HEALTH CARE -- 15.8%
*<F65> Amgen, Inc.                                     43,790        2,488,148
       Baxter International Inc.                       24,600        1,189,902
       Bristol-Myers Squibb Company                    80,710        4,313,949
       CIGNA Corporation                                6,390          465,831
       HCA-The Healthcare Company                      22,170          879,262
       Johnson & Johnson                              136,510        7,905,294
*<F65> MedImmune, Inc.                                  8,810          345,704
       Merck & Co., Inc.                               95,430        6,089,388
       Pfizer, Inc.                                   262,790       11,010,901
       Pharmacia Corporation                           53,920        2,184,838
                                                                  ------------
                                                                    36,873,217
                                                                  ------------

INDUSTRIALS -- 11.4%
       The Boeing Company                              36,690        1,196,094
       Burlington Northern
         Santa Fe Corporation                          16,460          442,280
       Delta Air Lines, Inc.                            5,130          117,272
*<F65> FedEx Corporation                               12,880          529,110
       General Dynamics Corporation                     8,320          678,912
+<F66> General Electric Company                       413,280       15,047,525
       Honeywell International Inc.                    33,310          984,310
       Minnesota Mining and
         Manufacturing Company                         16,460        1,718,095
       Norfolk Southern Corporation                    15,970          267,498
       Raytheon Company                                14,230          458,917
       Rockwell International  Corporation              7,650          105,417
       Tyco International Ltd.                         80,840        3,972,478
       United Technologies  Corporation                19,560        1,054,088
                                                                  ------------
                                                                    26,571,996
                                                                  ------------

MATERIALS -- 2.3%
       Alcoa Inc.                                      36,210        1,168,497
       Allegheny Technologies, Inc.                     3,300           48,840
       Boise Cascade Corporation                        2,430           69,401
       Dow Chemical Company                            37,080        1,232,910
       International Paper Company                     20,140          721,012
       Weyerhaeuser Company                             9,190          458,673
       DuPont (E.I.) de Nemours
         and Company                                   43,570        1,742,364
                                                                  ------------
                                                                     5,441,697
                                                                  ------------

TECHNOLOGY -- 18.4%
*<F65> Cisco Systems, Inc.                            306,480        5,185,642
*<F65> Computer Sciences Corporation                    7,070          253,884
*<F65> EMC Corporation                                 92,460        1,139,107
       Hewlett-Packard Company                         81,710        1,375,179
       International Business
         Machines Corporation                          71,420        7,718,359
       Intel Corporation                              279,320        6,820,994
*<F65> Lucent Technologies, Inc.                      142,610          955,487
*<F65> Microsoft Corporation                          223,870       13,018,041
*<F65> National Semiconductor  Corporation              7,450          193,551
       Nortel Networks Corp.                          129,410          751,872
*<F65> Oracle Corporation                             233,940        3,172,226
       Texas Instruments Inc.                          73,290        2,051,387
*<F65> Unisys Corporation                              13,080          116,804
       Xerox Corporation                               29,050          203,350
                                                                  ------------
                                                                    42,955,883
                                                                  ------------

TELECOMMUNICATION -- 5.6%
       AT&T Corp.                                     119,060        1,815,665
*<F65> Nextel Communications, Inc.                     31,850          253,208
       SBC Communications, Inc.                       140,450        5,352,550
       Verizon Communications                         112,850        5,621,059
                                                                  ------------
                                                                    13,042,482
                                                                  ------------

UTILITIES -- 1.9%
       American Electric Power
         Company, Inc.                                 13,460          563,974
       El Paso Energy Corporation                      20,759        1,018,437
       Enron Corp.                                     31,180          433,402
       Entergy Corporation                              9,290          360,916
       Exelon Corporation                              13,260          557,848
       Southern Company                                28,270          675,653
*<F65> The AES Corporation                             22,070          305,670
       Williams Companies, Inc.                        21,300          614,931
                                                                  ------------
                                                                     4,530,831
                                                                  ------------
Total Common Stocks
  (Cost: $200,066,631)                                             232,062,425
                                                                  ------------

SHORT-TERM INVESTMENTS -- 10.4%

MONEY MARKET
       Highmark Diversified Money
         Market Fund, Fiduciary Shares              1,021,715        1,021,715
       Short-Term Investments Held as
         Collateral for Loaned Securities                           23,261,890
                                                                  ------------
Total Short-Term Investments                                        24,283,605
                                                                  ------------
Total Investments                                                 $256,346,030
                                                                  ------------
                                                                  ------------

                                                       Contracts
                                                       ---------
FUTURES CONTRACTS -- 0.8%

FUTURES
       S&P 500 Futures, Expiring
         March, 2002                                        7        1,858,850
                                                                  ------------
Total Futures Contracts
  (Cost: $1,925,063)                                              $  1,858,850
                                                                  ------------
                                                                  ------------

*<F65> Non-income producing
+<F66> Segregated as collateral against futures

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                                 ACHIEVERS FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2001

                                                       NUMBER
                                                     OF SHARES        MARKET
                                                    OR PAR VALUE      VALUE
                                                    ------------      ------

COMMON STOCK -- 94.7%

CONSUMER DISCRETIONARY -- 12.6%
*<F67> AOL Time Warner Inc.                            13,000      $   405,730
*<F67> Kohl's Corporation                              13,000          722,930
       McGraw-Hill Companies, Inc.                     17,000          893,860
       Target Corporation                              15,000          467,250
       Wal-Mart Stores, Inc.                           15,000          771,000
                                                                   -----------
                                                                     3,260,770
                                                                   -----------

CONSUMER STAPLES -- 8.8%
       Anheuser-Busch Companies, Inc.                  10,000          416,600
       Kimberly-Clark Corporation                      10,000          555,100
       Kraft Foods Inc.                                10,000          337,500
       PepsiCo, Inc.                                   20,000          974,200
                                                                   -----------
                                                                     2,283,400
                                                                   -----------

ENERGY -- 5.5%
       ChevronTexaco Corporation                        5,000          442,750
       Exxon Mobil Corporation                         25,000          986,250
                                                                   -----------
                                                                     1,429,000
                                                                   -----------

FINANCIAL SERVICES -- 16.6%
       American International Group, Inc.              12,000          943,200
       Citigroup Inc.                                  21,666          986,236
       Fannie Mae                                      10,000          809,600
       MBNA Corporation                                 5,000          138,050
       Washington Mutual, Inc.                         15,000          452,850
       Wells Fargo & Company                           25,000          987,500
                                                                   -----------
                                                                     4,317,436
                                                                   -----------

HEALTH CARE -- 19.2%
*<F67> Amgen, Inc.                                     15,000          852,300
       Cardinal Health, Inc.                           18,000        1,207,980
       Johnson & Johnson                               22,000        1,274,020
       Medtronic, Inc.                                 15,000          604,500
       Pfizer, Inc.                                    25,000        1,047,500
                                                                   -----------
                                                                     4,986,300
                                                                   -----------

INDUSTRIALS -- 11.0%
*<F67> Concord EFS, Inc.                               18,000          492,660
       First Data Corporation                           7,000          472,990
+<F68> General Electric Company                        25,000          910,250
       Tyco International Ltd.                         20,000          982,800
                                                                   -----------
                                                                     2,858,700
                                                                   -----------

TECHNOLOGY -- 14.5%
*<F67> Amdocs Limited                                   5,000          130,550
*<F67> Applied Materials, Inc.                          8,000          272,880
*<F67> EMC Corporation                                 10,000          123,200
*<F67> Flextronics International Ltd.                  14,000          278,600
       Intel Corporation                               30,000          732,600
       Linear Technology Corporation                   25,000          970,000
*<F67> Microsoft Corporation                           12,000          697,800
       Nokia Corp - ADR                                15,000          307,650
*<F67> SunGard Data Systems, Inc.                      10,000          252,000
                                                                   -----------
                                                                     3,765,280
                                                                   -----------

TELECOMMUNICATION -- 3.7%
       SBC Communications, Inc.                        21,600          823,176
       Verizon Communications                           3,000          149,430
                                                                   -----------
                                                                       972,606
                                                                   -----------

UTILITIES -- 2.8%
       Williams Companies, Inc.                        25,000          721,750
                                                                   -----------
Total Common Stocks
  (Cost $19,064,901)                                                24,595,242
                                                                   -----------

SHORT-TERM INVESTMENTS -- 9.8%

COMMERCIAL PAPER
       American Express, 2.49%,
         due 11-01-2001                               500,000          500,000
                                                                   -----------

MONEY MARKET
       Highmark Diversified Money Market
         Fund, Fiduciary Shares                       812,417          812,417
       Short-Term Investments Held as
         Collateral for Loaned Securities                            1,220,000
                                                                   -----------
Total Short-Term Investments                                         2,532,417
                                                                   -----------
Total Investments                                                  $27,127,659
                                                                   -----------
                                                                   -----------

                                                        Contracts
                                                        ---------
FUTURES CONTRACTS -- 4.1%

FUTURES
       S&P 500 Futures Expiring
         March, 2002                                        4        1,062,200
                                                                   -----------
Total Futures Contracts
  (Cost: $1,128,036)                                               $ 1,062,200
                                                                   -----------
                                                                   -----------

*<F67> Non-income producing
+<F68> Segregated as collateral against futures

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                            PSE TECH 100 INDEX FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2001

                                                      NUMBER
                                                     OF SHARES       MARKET
                                                   OR PAR VALUE       VALUE
                                                   ------------      ------

COMMON STOCKS -- 99.9%

BIOTECHNOLOGY -- 12.2%
*<F69> Amgen, Inc.                                    136,800     $  7,772,976
       Applera Corporation -
         Applied Biosystems Group                     136,800        3,991,824
*<F69> Biogen, Inc.                                   136,800        7,524,000
*<F69> Chiron Corporation                             136,800        7,362,576
*<F69> Genentech, Inc.                                136,800        7,147,800
*<F69> Genzyme Corporation -
         General Division                             136,800        7,380,360
*<F69> Immunex Corporation                            136,800        3,268,152
                                                                  ------------
                                                                    44,447,688
                                                                  ------------

COMMERCIAL SERVICES & SUPPLIES -- 4.5%
       Automatic Data Processing, Inc.                136,800        7,067,088
       First Data Corporation                         136,800        9,243,576
                                                                  ------------
                                                                    16,310,664
                                                                  ------------

COMMUNICATION EQUIPMENT -- 10.7%
*<F69> ADC Telecommunications, Inc.                   136,800          622,440
       Alcatel ADR                                    136,800        2,042,424
*<F69> CIENA Corporation                              136,800        2,224,368
       Corning Incorporated                           136,800        1,102,608
       Harris Corporation                             136,800        4,689,504
*<F69> JDS Uniphase Corporation                       136,800        1,093,032
*<F69> Juniper Networks, Inc.                         136,800        3,049,272
       Lockheed Martin Corporation                    136,800        6,671,736
*<F69> Lucent Technologies                            136,800          916,560
       Nortel Networks Corporation                    136,800          794,808
*<F69> QUALCOMM Inc                                   136,800        6,719,616
       Raytheon Company                               136,800        4,411,800
       Scientific-Atlanta, Inc.                       136,800        2,855,016
*<F69> Tellabs, Inc.                                  136,800        1,867,320
                                                                  ------------
                                                                    39,060,504
                                                                  ------------

COMPUTER HARDWARE -- 1.6%
*<F69> 3Com Corporation                               136,800          566,352
*<F69> Adaptec, Inc.                                  136,800        1,648,440
*<F69> Non-income producing
+<F70> Segregated as collateral against futures
*<F69> Cisco Systems, Inc.                            136,800        2,314,656
*<F69> Sun Microsystems, Inc.                         136,800        1,388,520
                                                                  ------------
                                                                     5,917,968
                                                                  ------------

COMPUTERS & PERIPHERALS -- 11.2%
*<F69> Apple Computer, Inc.                           136,800        2,402,208
       Compaq Computer Corporation                    136,800        1,197,000
*<F69> Dell Computer Corporation                      136,800        3,280,464
*<F69> EMC Corp                                       136,800        1,685,376
*<F69> Gateway, Inc.                                  136,800          772,920
       Hewlett-Packard Company                        136,800        2,302,344
+<F70> International Business
         Machines Corporation                         136,800       14,783,976
*<F69> NCR Corporation                                136,800        4,849,560
*<F69> Network Appliance, Inc.                        136,800        1,819,440
*<F69> Palm, Inc.                                     136,800          336,528
*<F69> Quantum Corporation - DLT &
         Storage Systems                              136,800        1,153,224
*<F69> Storage Technology Corporation                 136,800        2,567,736
*<F69> VERITAS Software                               136,800        3,882,384
                                                                  ------------
                                                                    41,033,160
                                                                  ------------

ELECTRONIC EQUIPMENT
  & INSTRUMENTS -- 6.9%
*<F69> Agilent Technologies,Inc.                      136,800        3,046,536
*<F69> American Power
         Conversion Corporation                       136,800        1,760,616
*<F69> Coherent, Inc.                                 136,800        3,625,200
       Millipore Corporation                          136,800        7,154,640
*<F69> Sensormatic Electronics
         Corporation                                  136,800        3,500,712
*<F69> Solectron Corporation                          136,800        1,682,640
       Symbol Technologies, Inc.                      136,800        1,757,880
       Tektronix, Inc.                                136,800        2,694,960
                                                                  ------------
                                                                    25,223,184
                                                                  ------------

HEALTHCARE EQUIPMENT
  & SUPPLIES -- 6.2%
       Biomet, Inc.                                   136,800        4,172,400
*<F69> Boston Scientific Corporation                  136,800        3,110,832
       Medtronic, Inc.                                136,800        5,513,040
*<F69> St. Jude Medical, Inc.                         136,800        9,712,800
                                                                  ------------
                                                                    22,509,072
                                                                  ------------

INTERNET SOFTWARE
  & SERVICES -- 0.4%
*<F69> Yahoo!, Inc.                                   136,800        1,488,384
                                                                  ------------

IT CONSULTING & SERVICES -- 5.0%
*<F69> Computer Sciences Corporation                  136,800        4,912,488
       Electronic Data Systems                        136,800        8,805,816
*<F69> SunGard Data Systems, Inc.                     136,800        3,447,360
*<F69> Unisys Corporation                             136,800        1,221,624
                                                                  ------------
                                                                    18,387,288
                                                                  ------------

OFFICE ELECTRONICS -- 0.3%
       Xerox Corporation                              136,800          957,600
                                                                  ------------

SEMICONDUCTOR EQUIPMENT
  & PRODUCTS -- 18.2%
*<F69> Advanced Micro Devices, Inc.                   136,800        1,346,112
*<F69> Analog Devices, Inc.                           136,800        5,198,400
*<F69> Applied Materials, Inc.                        136,800        4,666,248
*<F69> Cypress Semiconductor Corporation              136,800        2,701,800
       Intel Corporation                              136,800        3,340,656
*<F69> KLA-Tencor Corporation                         136,800        5,589,648
*<F69> Kulicke & Soffa Industries, Inc.               136,800        2,075,256
*<F69> Lam Research Corporation                       136,800        2,593,728
       Linear Technologies                            136,800        5,307,840
*<F69> LSI Logic Corporation                          136,800        2,318,760
*<F69> Maxim Integrated Products, Inc.                136,800        6,258,600
*<F69> Micron Technology, Inc.                        136,800        3,113,568
*<F69> National Semiconductor  Corporation            136,800        3,554,064
*<F69> Novellus Systems, Inc.                         136,800        4,518,504
*<F69> Standard Microsystems Corporation              136,800        1,368,000
*<F69> Teradyne, Inc.                                 136,800        3,153,240
       Texas Instruments Inc.                         136,800        3,829,032
*<F69> Vitesse Semiconductors                         136,800        1,291,392
*<F69> Xilinx, Inc.                                   136,800        4,161,456
                                                                  ------------
                                                                    66,386,304
                                                                  ------------

SOFTWARE -- 21.0%
       Adobe Systems, Inc.                            136,800        3,611,520
       Autodesk, Inc.                                 136,800        4,544,496
*<F69> BMC Software, Inc.                             136,800        2,061,576
*<F69> Cadence Design Systems, Inc.                   136,800        2,891,952
*<F69> Check Point Software
         Technologies Ltd.                            136,800        4,038,336
       Computer Associates
         International, Inc.                          136,800        4,229,856
*<F69> Compuware Corp.                                136,800        1,406,304
*<F69> DST System, Inc.                               136,800        5,601,960
*<F69> Electronic Arts, Inc.                          136,800        7,039,728
*<F69> Mentor Graphics Corporation                    136,800        2,593,728
*<F69> Microsoft Corporation                          136,800        7,954,920
*<F69> Network Associates                             136,800        2,626,560
*<F69> Novell, Inc.                                   136,800          484,272
*<F69> Oracle Corporation                             136,800        1,855,008
*<F69> PeopleSoft, Inc.                               136,800        4,072,536
       SAP AG - ADR                                   136,800        3,515,760
*<F69> Siebel Systems, Inc.                           136,800        2,233,944
*<F69> Sybase, Inc.                                   136,800        1,860,480
*<F69> Symantec Corporation                           136,800        7,522,632
*<F69> Synopsys, Inc.                                 136,800        6,429,600
                                                                  ------------
                                                                    76,575,168
                                                                  ------------

WIRELESS TELECOMMUNICATIONS -- 1.7%
       Motorola, Inc.                                 136,800        2,239,416
*<F69> Nextel Communications, Inc.                    136,800        1,087,560
       Nokia Corp - ADR                               136,800        2,805,768
                                                                  ------------
                                                                     6,132,744
                                                                  ------------
Total Common Stocks
  (Cost $577,846,906)                                              364,429,728
                                                                  ------------

SHORT-TERM INVESTMENTS -- 17.0%

MONEY MARKET
       Highmark Diversified Money Market
         Fund, Fiduciary Shares                       920,606          920,606
       Short-Term Investments Held as
         Collateral for Loaned Securities                           61,218,370
                                                                  ------------
Total Short-Term Investments                                        62,138,976
                                                                  ------------
Total Investments                                                 $426,568,704
                                                                  ------------
                                                                  ------------

                                                       Contracts
                                                       ---------
FUTURES CONTRACTS -- 0.4%

FUTURES
       NASDAQ 100 Index Futures
         expiring December, 2001                           10        1,369,000
                                                                  ------------
Total Futures Contracts
  (Cost $1,403,190)                                               $  1,369,000
                                                                  ------------
                                                                  ------------

*<F69> Non-income producing
+<F70> Segregated as collateral against futures

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                              MANAGED GROWTH FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2001

                                                       NUMBER
                                                     OF SHARES        MARKET
                                                    OR PAR VALUE      VALUE
                                                    ------------      ------
COMMON STOCK -- 98.6%

AUTOS & TRANSPORTATION -- 10.1%
       Expeditors International
         of Washington, Inc.                           14,800      $   668,960
*<F71> Gentex Corporation                              15,500          368,900
       Harley-Davidson, Inc.                           16,150          730,949
       Southwest Airlines Co.                          34,305          545,450
                                                                   -----------
                                                                     2,314,259
                                                                   -----------

CONSUMER DISCRETIONARY -- 30.9%
*<F71> Bed Bath & Beyond Inc.                          20,800          521,248
*<F71> Catalina Marketing Corporation                  17,500          483,875
       Cintas Corporation                              16,490          666,526
*<F71> DeVry, Inc.                                     20,650          556,517
*<F71> Electronic Arts Inc.                            12,500          643,250
       Fastenal Company                                 9,020          532,631
*<F71> Jones Apparel Group, Inc.                        9,800          270,480
*<F71> Kohl's Corporation                              13,030          724,598
*<F71> O'Reilly Automotive, Inc.                       18,000          508,680
       Omnicom Group Inc.                               7,010          538,227
       Ruby Tuesday, Inc.                              20,500          353,420
*<F71> Scholastic Corporation                          16,800          750,960
*<F71> Starbucks Corporation                           28,500          487,920
                                                                   -----------
                                                                     7,038,332
                                                                   -----------

CONSUMER STAPLES -- 2.5%
       Walgreen Co.                                    17,500          566,650
                                                                   -----------

FINANCIAL SERVICES -- 24.2%
*<F71> Advent Software, Inc.                            8,550          329,774
       Commerce Bancorp, Inc.                           9,600          700,800
*<F71> Concord EFS, Inc.                               28,220          772,381
       FactSet Research Systems Inc.                    9,500          235,125
       Fifth Third Bancorp                             12,420          700,736
*<F71> Fiserv, Inc.                                    22,750          846,073
       Investors Financial Services Corp.               4,500          238,050
       Paychex, Inc.                                   17,512          561,435
       SEI Investments Company                         10,500          322,875
*<F71> SunGard Data Systems, Inc.                      31,630          797,076
                                                                   -----------
                                                                     5,504,325
                                                                   -----------

HEALTH CARE -- 16.4%
       Cardinal Health, Inc.                           10,650          714,722
*<F71> Forest Laboratories, Inc.                        4,000          297,520
*<F71> Health Management Associates,
         Inc. - Class A                                33,000          643,170
*<F71> MedImmune, Inc.                                  9,100          357,084
*<F71> Patterson Dental Company                        20,340          772,920
*<F71> Stryker Corporation                              4,500          253,080
       UnitedHealth Group Incorporated                 10,500          690,375
                                                                   -----------
                                                                     3,728,871
                                                                   -----------

OTHER ENERGY -- 3.7%
       Apache Corporation                               8,000          412,800
*<F71> BJ Services Company                             16,900          432,471
                                                                   -----------
                                                                       845,271
                                                                   -----------

PRODUCER DURABLES -- 0.7%
       Technitrol, Inc.                                 6,800          169,184
                                                                   -----------
                                                                       169,184
                                                                   -----------

TECHNOLOGY -- 10.1%
*<F71> Amdocs Limited                                   3,700           96,607
*<F71> Citrix Systems, Inc.                            14,500          339,300
*<F71> Comverse Technology, Inc.                        5,000           94,050
*<F71> Intuit Inc.                                     12,000          482,640
       Linear Technology Corporation                   11,000          426,800
*<F71> Littelfuse, Inc.                                 9,900          223,146
*<F71> QUALCOMM Incorporated                            2,700          132,624
*<F71> Sanmina Corporation                              6,100           92,354
*<F71> Zebra Technologies Corporation                   9,000          414,630
                                                                   -----------
                                                                     2,302,151
                                                                   -----------
Total Common Stocks
  (Cost $21,477,608)                                                22,469,043
                                                                   -----------

SHORT-TERM INVESTMENTS -- 11.0%

MONEY MARKET
       Highmark Diversified Money Market
         Fund, Fiduciary Shares                       424,491          424,491
       Short-Term Investments Held as
         Collateral for Loaned Securities                            2,088,051
                                                                   -----------
Total Short-Term Investments                                         2,512,542
                                                                   -----------
Total Investments                                                  $24,981,585
                                                                   -----------
                                                                   -----------

*<F71> Non-income producing

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
  North Track Funds and the Shareholders of the Tax-Exempt, Government, S&P 100 Plus, Achievers,
  PSE Tech 100 Index and Managed Growth Funds:

  We have audited the accompanying balance sheets, including the schedules of investments, of the North Track Funds (a Maryland corporation, comprising the Tax-Exempt, Government, S&P 100 Plus, Achievers, PSE Tech 100 Index and Managed Growth Funds) as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the North Track Funds Tax-Exempt, Government, S&P 100 Plus, Achievers, PSE Tech 100 Index and Managed Growth Funds as of October 31, 2001, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

                                                   ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
November 30, 2001, except as discussed in Note 10, to which the date is December 10, 2001

NORTH TRACK FUNDS, INC.

1-800-826-4600

Sales & Marketing
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

Operations and Accounting
215 North Main Street
West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
Peter D.Ziegler, Director
Ralph J. Eckert,Director
Marcia L. Wallace, Director
James G. DeJong, Director
Steven P. Kent, Director
Robert J. Tuszynski, President, CEO
Franklin P. Ciano, CFO and Treasurer
James L. Brendemuehl, Senior Vice President
John H. Lauderdale, Senior Vice President of Marketing
Kathleen J. Cain, Secretary
Donald J. Liebetrau, Assistant Vice President
Patricia J. Weinert, Assistant Vice President

INVESTMENT ADVISORS
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

Geneva Capital Management, Ltd.
(Sub-Advisor to Managed Growth Fund)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

DISTRIBUTOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Global Fund Services
P.O. Box 60504
King of Prussia, Pennsylvania 19406

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco,  California 94111

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

AUDITOR
Arthur Andersen LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

215 North Main Street o West Bend, Wisconsin 53095-3348

(NORTH TRACK LOGO)
SHARPEN YOUR FOCUS

ANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

"Standard & Poor's," "Standard & Poor's 100," S&P," and "S&P 100" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the licensee.

PSE is a service mark of the Pacific Exchange Incorporated and has been licensed for use by the licensee.

The S&P and PSE do not sponsor, endorse, sell or promote these funds and make no representation regarding the advisability of investing in these funds.

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 NT343-1201